CREDIT SUISSE [LOGO]

        CREDIT SUISSE FUNDS
        Prospectus

        CLASS A, B AND C SHARES


        May 1, 2006

               o CREDIT SUISSE
                 LARGE CAP BLEND FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.


Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS....................................................................4
   Goal and Principal Strategies..............................................4
   A Word About Risk..........................................................4
   Investor Profile...........................................................4

PERFORMANCE SUMMARY...........................................................5
   Year-by-Year Total Returns.................................................5
   Average Annual Total Returns...............................................6

INVESTOR EXPENSES.............................................................7
   Fees and Fund Expenses.....................................................7
   Example....................................................................8

THE FUND IN DETAIL............................................................9
   The Management Firm........................................................9
   Multi-Class Structure .....................................................9
   Fund Information Key.......................................................9
   Goal and Strategies.......................................................10
   Portfolio Investments.....................................................11
   Risk Factor...............................................................11
   Portfolio Management......................................................11
   Financial Highlights......................................................12

MORE ABOUT RISK..............................................................15
   Introduction..............................................................15
   Types of Investment Risk..................................................15
   Certain Investment Practices..............................................17

MEET THE MANAGERS............................................................20

MORE ABOUT YOUR FUND.........................................................22
   Share Valuation...........................................................22
   Distributions.............................................................23
   Taxes.....................................................................23
   Statements and Reports....................................................24

CHOOSING A CLASS OF SHARES...................................................25

BUYING AND SELLING SHARES....................................................26

SHAREHOLDER SERVICES.........................................................28

OTHER POLICIES...............................................................29

OTHER SHAREHOLDER INFORMATION................................................31

OTHER INFORMATION............................................................38
   About the Distributor.....................................................38

FOR MORE INFORMATION.................................................back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES



---------------------------------------------------------------------------------------
GOAL                      PRINCIPAL STRATEGIES                  PRINCIPAL RISK FACTOR
---------------------------------------------------------------------------------------
Long-term appreciation    o Invests at least 80% of its net     o Market risk
of capital                  assets, plus any borrowings for
                            investment purposes, in equity
                            securities of U.S. companies with
                            large market capitalizations

                          o Focuses on companies with
                            favorable growth or value
                            characteristics

                          o Uses both fundamental and
                            quantitative stock analyses
---------------------------------------------------------------------------------------



        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.


      The principal risk factor for the fund is discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.


      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds and the mutual funds that invest in them.


        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation


o     want to diversify their portfolios into common stocks


      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page below provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                                   [BAR GRAPH]

                           YEAR-BY-YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
YEAR ENDED 12/31:                        2002        2003      2004       2005
--------------------------------------------------------------------------------
                                        -23.80%     21.46%     7.11%      2.69%

Best quarter: 11.26% (Q4 03)
Worst quarter: -18.59% (Q3 02)
Inception date: 7/31/01
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------
                                          ONE YEAR        LIFE OF     INCEPTION
    PERIOD ENDED 12/31/05:                  2005           CLASS        DATE
--------------------------------------------------------------------------------
CLASS A RETURN BEFORE TAXES                -3.21%          -2.06%      7/31/01
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES
ON DISTRIBUTIONS                           -3.84%          -2.44%
--------------------------------------------------------------------------------
CLASS A RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                        -1.23%          -1.76%
--------------------------------------------------------------------------------
CLASS B RETURN BEFORE TAXES                -2.01%          -1.50%      7/31/01
--------------------------------------------------------------------------------
CLASS C RETURN BEFORE TAXES                 0.93%          -1.55%      7/31/01
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX 1
(REFLECTS NO DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)                          4.91%           2.44% 2
--------------------------------------------------------------------------------

1 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.

2     Performance from 8/1/01.


                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE OF RETURN.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR TOTAL RETURNS in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what CONSTANT annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES


                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expense figures are for the fiscal year ended December 31, 2005.


------------------------------------------------------------------------------------------------
                                                              CLASS A    CLASS B 2     CLASS C
------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
  (paid directly from your investment)
------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price) 1                             5.75%        NONE         NONE
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
  original purchase price or redemption proceeds, as
  applicable)                                                 NONE         4.00% 3      1.00% 4
------------------------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
  distributions (as a percentage of offering price)           NONE         NONE         NONE
------------------------------------------------------------------------------------------------
Redemption fees                                               NONE         NONE         NONE
------------------------------------------------------------------------------------------------
Exchange fees                                                 NONE         NONE         NONE
------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
------------------------------------------------------------------------------------------------
Management fee                                                0.75%        0.75%        0.75%
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                          0.25%        1.00%        1.00%
------------------------------------------------------------------------------------------------
Other expenses                                                0.56%        0.56%        0.56%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                         1.56%        2.31%        2.31%
------------------------------------------------------------------------------------------------



1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."


2 Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."


3 4% during the first year, decreasing 1% annually to 0% after the fourth year.

4     1 % during the first year.


* Estimated fees and expenses for the 2006 fiscal year are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

EXPENSES AFTER
WAIVERS AND
REIMBURSEMENTS                            CLASS A     CLASS B      CLASS  C

Management fee                             0.49%       0.49%        0.49%
Distribution and service (12b-1) fee       0.25%       1.00%        1.00%
Other expenses                             0.56%       0.56%        0.56%
                                          ------      ------        ------
NET ANNUAL FUND OPERATING EXPENSES         1.30%       2.05%        2.05%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



-------------------------------------------------------------------------------------------------
                                                ONE YEAR    THREE YEARS    FIVE YEARS   TEN YEARS
-------------------------------------------------------------------------------------------------
CLASS A (with or without redemption)              $725         $1,039        $1,376      $2,325
-------------------------------------------------------------------------------------------------
CLASS B (redemption at end of period)             $634         $  921        $1,235      $2,458
-------------------------------------------------------------------------------------------------
CLASS B (no redemption)                           $234         $  721        $1,235      $2,458
-------------------------------------------------------------------------------------------------
CLASS C (redemption at end of period)             $334         $  721        $1,235      $2,646
-------------------------------------------------------------------------------------------------
CLASS C (no redemption)                           $234         $  721        $1,235      $2,646
-------------------------------------------------------------------------------------------------


                               THE FUND IN DETAIL


        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund


o Responsible for managing the fund's assets according to its goal and strategies

o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      During the 2005 fiscal year, the fund paid Credit Suisse 0.49% of its average net assets for advisory services.

      A discussion regarding the basis for the Board of Directors' approval of the investment advisory contract of the fund is available in the fund's ANNUAL REPORT to shareholders for the period ended December 31, 2005.


        MULTI-CLASS STRUCTURE


      This PROSPECTUS offers Class A, B and C shares of the fund, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The fund offers Common Class shares through a separate PROSPECTUS. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in this PROSPECTUS on page 37. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the fund.


        FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain secondary types of securities in which the fund invests. Secondary investments are also described in "More About Risk."

RISK FACTOR

      The principal risk factor associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital- gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital- gain distributions that could raise your income-tax liability.


      The ANNUAL REPORT includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.


        GOAL AND STRATEGIES


      The fund seeks long-term appreciation of capital, which is achieved through the active management of a portfolio of large capitalization U.S. stocks. Under normal market conditions, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalization ("large companies"). The fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the S&P 500 Index.

      The portfolio managers use a stock selection process that tries to identify companies with compelling growth or value characteristics. Using a combination of fundamental and quantitative research, the portfolio managers analyze the stocks for their valuation, profitability and stock price momentum attributes. Value stocks typically exhibit compelling relative valuation attributes. In seeking to identify undervalued companies, the managers seek to buy stocks that are deeply discounted relative to their view of up-side potential. Growth stocks, on the other hand, will typically demonstrate attractive growth characteristics, such as appealing stock price strength. In seeking to identify growth companies, Credit Suisse looks for sectors and companies that we believe will outperform the overall market and that have attractive capital-growth potential. In all cases, the portfolio managers consider the skill of a company's management, the health of its cash flow and its profitability profile.

      The portfolio managers then assemble an optimal blend of growth and value stocks that is well diversified and presents a desired capital appreciation potential and risk level relative to the fund's S&P 500 Index benchmark. The portions of the fund's assets invested in value stocks and growth stocks will vary over time, and, depending on current market conditions, the fund may be predominantly invested in one or the other.

      The portfolio managers use quantitative tools to help understand the return/risk contribution of each stock, helping to achieve the desired chemistry among the portfolio holdings.

      The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.


      The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

        PORTFOLIO INVESTMENTS

      The fund's equity holdings may include:

o     common stocks

o     preferred stocks

o     securities convertible into common stocks

o securities whose values are based on common stocks, such as rights and warrants


      The fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, the fund may also engage in other investment practices.

        RISK FACTOR

      The fund's principal risk factor is:

o     market risk


      The value of your investment will vary with changes in interest rates and other factors.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT


      The Credit Suisse Large Cap Core Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Jeffrey T. Rose and William D. Butler. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.



------------------------------------------------------------------------------------------------------------------
FOR A CLASS A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD

                                     FOR THE       FOR THE PERIOD                     FOR THE
                                    YEAR ENDED    SEPTEMBER 1, 2004                 YEAR ENDED
                                    DECEMBER 31,   TO DECEMBER 31,                  AUG UST 31,
PERIOD ENDED:                          2005            2004 1         2004        2003        2002       2001 2
------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                 $ 12.48            $ 12.04     $ 11.44     $10.67      $ 13.39     $14.19
==================================================================================================================
INVESTMENT OPERATIONS:

Net investment income                    0.04 3             0.06 3      0.04 3     0.01         0.01 3     0.01

Net gain (loss) on
  investments (both
  realized and unrealized)               0.30               1.20        0.57       0.77        (2.70)     (0.81)
------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                             0.34               1.26        0.61       0.78        (2.69)     (0.80)
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:

Dividends from net
  investment income                     (0.07)             (0.01)      (0.01)     (0.01)       (0.01)        --

Distributions from net
  realized gains                        (0.49)             (0.81)         --         --        (0.02)        --
------------------------------------------------------------------------------------------------------------------
  Total dividends
     and distributions                  (0.56)             (0.82)      (0.01)     (0.01)       (0.03)        --
------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                       $ 12.26            $ 12.48     $ 12.04     $11.44      $ 10.67     $13.39
==================================================================================================================
Total Return 4                           2.69%             10.67%       5.33%      7.28%      (20.13)%    (5.64)%
------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000s omitted)                      $57,200            $63,160     $61,089     $1,778      $   566     $   64

Ratio of expenses to
  average net assets                     1.30%              1.30% 5     1.30%      1.25%        1.19%      1.19% 5

Ratio of net investment income
  to average net assets                  0.32%              1.37% 5     0.32%      0.22%        0.09%      0.77% 5

Decrease reflected in above
  operating expense
  ratios due to
  waivers/reimbursements                 0.26%              0.32% 5     0.39%      2.90%        2.30%      6.44% 5

Portfolio turnover rate                   101%                34%        168%       155%         122%       141%
------------------------------------------------------------------------------------------------------------------

1     The fund changed its fiscal year end from August 31 to December 31.


2     For the period July 31, 2001 (inception date) through August 31, 2001.

3 Per share information is calculated using the average shares outstanding method.


4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5     Annualized.


-------------------------------------------------------------------------------------------------------------------
FOR A CLASS B SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD

                                     FOR THE       FOR THE PERIOD                     FOR THE
                                    YEAR ENDED    SEPTEMBER 1, 2004                 YEAR ENDED
                                    DECEMBER 31,   TO DECEMBER 31,                  AUGUST 31,
PERIOD ENDED:                          2005            2004 1         2004        2003        2002       2001 2
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                  $12.18            $ 11.78       11.27      $10.59     $ 13.38     $14.19
===================================================================================================================
INVESTMENT OPERATIONS:

Net investment income (loss)            (0.05) 3            0.02 3     (0.05) 3    (0.06) 3    (0.06) 3    0.00 4

Net gain (loss) on
  investments (both
  realized and unrealized)               0.29               1.19        0.56        0.74       (2.71)     (0.81)
-------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                             0.24               1.21        0.51        0.68       (2.77)     (0.81)
-------------------------------------------------------------------------------------------------------------------
Less DIVIDENDS AND DISTRIBUTIONS:

Dividends from net
  investment income                     (0.01)                --          --          --          --         --

Distributions from net
  realized gains                        (0.49)             (0.81)         --          --       (0.02)        --
-------------------------------------------------------------------------------------------------------------------
  Total dividends
     and distributions                  (0.50)             (0.81)         --          --       (0.02)        --
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                        $11.92            $ 12.18     $ 11.78      $11.27     $ 10.59     $13.38
===================================================================================================================
Total Return 5                           1.91%             10.44%       4.53%       6.42%     (20.75)%    (5.71)%
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000s omitted)                       $8,342            $13,714     $14,745      $1,109     $   518     $    1

Ratio of expenses to
  average net assets                     2.05%              2.05% 6     2.05%       2.00%       1.94%      1.94% 6

Ratio of net investment income
  (loss) to average net assets          (0.44)%             0.62% 6    (0.45)%     (0.55)%     (0.67)%    (0.31)% 6

Decrease reflected in above
  operating expense ratios due
  to waivers/reimbursements              0.26%              0.32% 6     0.39%       2.90%       2.25%      6.47% 6

Portfolio turnover rate                   101%                34%        168%        155%        122%       141%
-------------------------------------------------------------------------------------------------------------------


1     The fund changed its fiscal year end from August 31 to December 31.


2     For the period July 31, 2001 (inception date) through August 31, 2001.

3 Per share information is calculated using the average shares outstanding method.

4     This amount represents less than $0.01 per share.


5 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6     Annualized.


-------------------------------------------------------------------------------------------------------------------
FOR A CLASS C SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD

                                     FOR THE       FOR THE PERIOD                     FOR THE
                                    YEAR ENDED    SEPTEMBER 1, 2004                 YEAR ENDED
                                    DECEMBER 31,   TO DECEMBER 31,                  AUGUST 31,
PERIOD ENDED:                          2005            2004 1         2004        2003        2002       2001 2
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                  $12.15            $ 11.75     $ 11.24      $10.56     $ 13.39     $14.19
===================================================================================================================
INVESTMENT OPERATIONS:

Net investment income (loss)            (0.05) 3            0.03 3     (0.06) 3    (0.06) 3    (0.06) 3    0.00 4

Net gain (loss) on
  investments (both
  realized and unrealized)               0.29               1.18        0.57        0.74       (2.75)     (0.80)
-------------------------------------------------------------------------------------------------------------------
Total from investment
  operations                             0.24               1.21        0.51        0.68       (2.81)     (0.80)
-------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:

Dividends from net
  investment income                     (0.01)                --          --          --          --         --

Distributions from net
  realized gains                        (0.49)             (0.81)         --          --       (0.02)        --
-------------------------------------------------------------------------------------------------------------------
  Total dividends
     and distributions                  (0.50)             (0.81)         --          --       (0.02)        --
-------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                        $11.89            $ 12.15     $ 11.75      $11.24     $ 10.56     $13.39
===================================================================================================================
Total Return 5                           1.91%             10.47%       4.54%       6.44%     (21.03)%    (5.64)%
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000s omitted)                       $1,109            $ 1,864     $ 2,156      $  441     $   271     $  102

Ratio of expenses to
  average net assets                     2.05%              2.05% 6     2.05%       2.00%       1.94%      1.94% 6

Ratio of net investment income
  (loss) to average net assets          (0.44)%             0.62% 6    (0.47)%     (0.55)%     (0.65)%    (0.25)% 6

Decrease reflected in above
  operating expense
  ratios due to
  waivers/reimbursements                 0.26%              0.32% 6     0.39%       2.90%       2.25%      6.43% 6

Portfolio turnover rate                   101%                34%        168%        155%        122%       141%
-------------------------------------------------------------------------------------------------------------------


1     The fund changed its fiscal year end from August 31 to December 31.


2     For the period July 31, 2001 (inception date) through August 31, 2001.

3 Per share information is calculated using the average shares outstanding method.

4     This amount represents less than $0.01 per share.


5 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6     Annualized.

                              MORE ABOUT RISK

        INTRODUCTION

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTOR

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds and the mutual funds that invest in them.

OTHER RISK FACTORS

      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.


      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

      o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      FOCUS RISK The fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent


-----------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                      LIMIT
-----------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                             33 1/3%
-----------------------------------------------------------------------------------------------

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. 1 CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE,
LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS. 2                            [ ]
-----------------------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                               [ ]
-----------------------------------------------------------------------------------------------

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                           [X]
-----------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts.
CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.                     20%
-----------------------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1 CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS. 2                                      [ ]
-----------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                      LIMIT
-----------------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                                             [ ]
-----------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES 3 Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                    [ ]
-----------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of
Columbia and their political subdivisions, agencies and
instrumentalities. Municipal securities may be affected by
uncertainties regarding their tax status, legislative changes or rights of municipal securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                         [ ]
-----------------------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality.
Commonly referred to as junk bonds. CREDIT, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, VALUATION RISKS.                                                       [ ]
-----------------------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes. 1 CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                  [ ]
-----------------------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with
restrictions on trading, or those not actively traded. May include
private placements. LIQUIDITY, MARKET, VALUATION RISKS.                                   15%
-----------------------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions;
the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                            33 1/3%
-----------------------------------------------------------------------------------------------

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short
positions. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                 [ ]
-----------------------------------------------------------------------------------------------

SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough shares of the security involved to cover the borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                            [ ]
-----------------------------------------------------------------------------------------------

SHORT-TERM TRADING Selling a security shortly after purchase. If the fund engages in short-term trading, it will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise
shareholders' income tax liability. LIST APPLICABLE RISKS.                                [ ]
-----------------------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of
less than three years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                   5%
-----------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                      LIMIT
-----------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Structured notes, swaps and other instruments that allow the fund to gain access to the performance of a referenced asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                      [ ]
-----------------------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                         [ ]
-----------------------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually
for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                        [ ]
-----------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                            25%
-----------------------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and
maturity value. INTEREST-RATE, MARKET RISKS.                                              [ ]
-----------------------------------------------------------------------------------------------


1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

3 The fund will limit its investments in mortgage-backed and asset-backed securities to 20% of net assets.

                                MEET THE MANAGERS


The Credit Suisse Large Cap Core Team is responsible for the day-to-day management of the fund. The team currently consists of Stephen J. Kaszynski, Jeffrey T. Rose and William D. Butler. Messrs. Kaszynski, Rose and Butler are co-lead portfolio managers of the fund, sharing equally in the day-to-day responsibilities of portfolio management, including stock selection, portfolio construction, and risk management. In performing their duties they meet regularly with one another, other Credit Suisse portfolio managers, Credit Suisse research analysts and traders, external analysts and company management to discuss the market, industry trends, and current and potential fund holdings.

STEPHEN J. KASZYNSKI, CFA, Managing Director, is head of U.S. equities and has portfolio management responsibility for value equities and has been a team member since August 2005. He joined Credit Suisse in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant at Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

JEFFREY T. ROSE, CFA, Managing Director, is a portfolio manager specializing in large-and mid-capitalization U.S. growth equities and has been a team member since August 2005. He joined Credit Suisse in 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.


           Job titles indicate positions with the investment adviser.

WILLIAM D. BUTLER, CFA, Director, is a portfolio manager for U.S. Large Capitalization Core Equity portfolios and a team member of the fund since July 2004. He joined DLJ Asset Management (AMG), where he served in a similar capacity, in 1998, and came to Credit Suisse in 2000 when AMG merged its business into that of Credit Suisse. Previously, Mr. Butler was a senior consultant at BARRA Inc., advising institutional money managers on equity risk management, performance attribution and portfolio construction; an Associate Director in institutional fixed income sales and trading with Mabon Securities; and an Assistant Vice President in mortgage finance at Citibank. He began his career at Dow Chemical in marketing for the company's consumer products businesses. Mr. Butler holds a B.A. in economics from the University of Notre Dame and an M.B.A. in finance from the University of Chicago Graduate School of Business. He is a member of the Society of Quantitative Analysts.

      The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.


           Job titles indicate positions with the investment adviser.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value (NAV) of each class of the fund is determined daily as of the close of regular trading (normally 4 p.m. Eastern Time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional shares without any initial or deferred sales charge.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualifying dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

      If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

      The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax professional with respect to the tax consequences to you of an investment in the fund.

        STATEMENTS AND REPORTS


      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, PROSPECTUSES or proxy statements, please contact your financial representative or call 800-927-2874.

      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

                           CHOOSING A CLASS OF SHARES

      This PROSPECTUS offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

      We describe Class A, B and C shares in detail in "OTHER SHAREHOLDER INFORMATION."The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.

--------------------------------------------------------------------------------
                                  MAIN FEATURES
--------------------------------------------------------------------------------
CLASS A     o  Initial sales charge of up to 5.75%

            o  Lower sales charge for large purchases

            o No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)

            o  Lower annual expenses than Class B or C because of lower 12b-1 fee
--------------------------------------------------------------------------------
CLASS B     o  No initial sales charge

            o Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase

            o  Deferred sales charge declining to zero after 4 years

            o Higher annual expenses than Class A shares because of higher 12b-1 fee

            o  Automatic conversion to Class A shares after 8 years, reducing future annual expenses
--------------------------------------------------------------------------------
CLASS C     o  No initial sales charge

            o Deferred sales charge of 1.00% if you sell shares during the first year of purchase

            o Higher annual expenses than Class A shares because of higher 12b-1 fee

            o  No conversion to Class A shares, so annual expenses remain higher
--------------------------------------------------------------------------------


      More information about the fund's classes of shares is available through Credit Suisse's website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:


o     the front-end sales charges that apply to the purchase of Class A shares.

o     the deferred sales charges that apply to the redemption of Class C shares.

o     who qualifies for lower sales charges on Class A shares

o     who qualifies for a sales load waiver


      Go to www.credit-suisse.com/us and click on "Breakpoint Discounts."


      You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

        OPENING AN ACCOUNT

      You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

        BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this PROSPECTUS). The fund reserves the right to reject any purchase order.

      The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investments for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the right to modify or waive the minimum investment amount requirements.

      The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.


      You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.

      Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as describe above.

        EXCHANGING SHARES

      You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current prospectus for the new fund.


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.


      FOR MORE INFORMATION REGARDING BUYING, SELLING OR EXCHANGING SHARES, CONTACT YOUR FINANCIAL REPRESENTATIVE OR CALL 800-927-2874.

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Directors. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts in order to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.

      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund - Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

        CLASSES OF SHARES AND SALES CHARGES

      Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

        CLASS A SHARES

OFFERING PRICE:

      The offering price for Class A shares is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE - CLASS A
--------------------------------------------------------------------------------
                                                                  COMMISSION TO
                                                                    FINANCIAL
                                     AS A % OF      AS A % OF     REPRESENTATIVE
                                      AMOUNT        OFFERING        AS A % OF
     AMOUNT PURCHASED                INVESTED         PRICE       OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000                      6.10%          5.75%           5.00%
--------------------------------------------------------------------------------
$50,000 to less than $100,000          4.99%          4.75%           4.00%
--------------------------------------------------------------------------------
$100,000 to less than $250,000         3.90%          3.75%           3.00%
--------------------------------------------------------------------------------
$250,000 to less than $500,000         2.56%          2.50%           2.00%
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000       2.04%          2.00%           1.75%
--------------------------------------------------------------------------------
$1,000,000 or more                      0*              0             1.00%**
--------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

** The distributor may pay a financial representative a fee as follows: up to 1 % on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

      The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. INDIVIDUALS AND MEMBERS OF THEIR IMMEDIATE FAMILIES: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. CONTROLLED COMPANIES: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. RELATED TRUSTS: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA ACCOUNTS: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

      IF YOU QUALIFY FOR REDUCED SALES CHARGES BASED ON PURCHASES YOU ARE MAKING AT THE SAME TIME IN MORE THAN ONE TYPE OF ACCOUNT LISTED ABOVE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      ALL ACCOUNTS HELD BY ANY "PURCHASER" WILL BE COMBINED FOR PURPOSES OF QUALIFYING FOR REDUCED SALES CHARGES UNDER THE LETTER OF INTENT, RIGHT OF ACCUMULATION AND CONCURRENT PURCHASES PRIVILEGES, WHICH ARE DISCUSSED IN MORE DETAIL BELOW. YOUR FINANCIAL REPRESENTATIVE MAY NOT KNOW ABOUT ALL YOUR ACCOUNTS THAT OWN SHARES OF THE CREDIT SUISSE FUNDS. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, SUCH AS SHARES HELD IN AN IRA, SHARES HELD BY A MEMBER OF YOUR IMMEDIATE FAMILY OR SHARES HELD IN AN ACCOUNT AT A BROKER-DEALER OR FINANCIAL INTERMEDIARY OTHER THAN THE FINANCIAL REPRESENTATIVE HANDLING YOUR CURRENT PURCHASE. FOR MORE INFORMATION ABOUT QUALIFYING FOR REDUCED SALES CHARGES, CONSULT YOUR FINANCIAL REPRESENTATIVE, WHICH MAY REQUIRE THAT YOU PROVIDE DOCUMENTATION CONCERNING RELATED ACCOUNTS.

      From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

      THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:


(1)   investment advisory clients of Credit Suisse;

(2) officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by Credit Suisse or its affiliates, officers, directors and full-time employees of the Credit Suisse affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(5) shares purchased for 401 (k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

(6)   Class B shares that are automatically converted to Class A shares;

(7) Class A shares acquired when dividends and distributions are reinvested in the fund; and

(8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

      IF YOU QUALIFY FOR A WAIVER OF THE SALES CHARGE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE AT THE TIME OF PURCHASE AND REQUEST THAT YOUR FINANCIAL REPRESENTATIVE NOTIFY THE FUND'S TRANSFER AGENT OR DISTRIBUTOR. FOR MORE INFORMATION, CONTACT YOUR FINANCIAL REPRESENTATIVE.

      REDUCED INITIAL SALES CHARGES ARE AVAILABLE IF YOU QUALIFY UNDER ONE OF THE FOLLOWING PRIVILEGES:

      LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.


      RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


      The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

      CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.


      REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current NAV if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.


      CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

      The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

      The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

o     the NAV at the time of purchase of the Class A shares being redeemed; or

o     the NAV of such Class A shares at the time of redemption.

      For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "NAV of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

        CLASS B SHARES

      You may choose to purchase Class B shares at the fund's NAV, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.


      When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.


                       ----------------------------------
                          YEAR AFTER              CDSC
                           PURCHASE            PERCENTAGE
                       ----------------------------------
                              1st                  4%
                       ----------------------------------
                              2nd                  3%
                       ----------------------------------
                              3rd                  2%
                       ----------------------------------
                              4th                  1%
                       ----------------------------------
                        After 4th year            None
                       ----------------------------------

      Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

      THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12-month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;


(4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) Class B shares acquired when dividends and distributions are reinvested in the fund.


      Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current NAV of less than $250 will not be subject to the CDSC.


      Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

--------------------------------------------------------------------------------
CLASS B SHARES                        WHEN CONVERTED TO CLASS A
--------------------------------------------------------------------------------
Shares issued at initial purchase     Eight years after date of purchase
--------------------------------------------------------------------------------
Shares issued on reinvestment of      In the same proportion as the number of
dividends and distributions           Class B shares converting is to total
                                      Class B shares you own (excluding shares
                                      issued as a dividend)
--------------------------------------------------------------------------------
Shares issued upon exchange from      On the date the shares originally acquired
another Credit Suisse Fund            would have converted into Class A shares
--------------------------------------------------------------------------------

      REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current NAV and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor is notified.

        CLASS C SHARES

      You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

      Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

        COMMON CLASS SHARES


      The fund also offers Common Class shares through a separate prospectus. Eligible investors may be eligible to purchase Common Class shares through certain intermediaries or directly without the imposition of a sales charge. The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain RIAs, (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same Social Security number.


      Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

                                OTHER INFORMATION

        ABOUT THE DISTRIBUTOR


      Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse Asset Management, LLC, is responsible for making the fund available to you.


      The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

      Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

      The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.


      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC, or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION


      More information about the fund is available free upon request, including the following:


        ANNUAL/SEMIANNUAL REPORTS
        TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION

      A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI and ANNUAL and SEMIANNUAL REPORTS and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.credit-suisse.com/us

The fund's SAI and ANNUAL and SEMIANNUAL REPORTS are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC FILE NUMBER:
Credit Suisse
Large Cap Blend Fund                                                   811-08921

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 o www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  LCB-PRO-LOAD-0506

CREDIT SUISSE [LOGO]

  CREDIT SUISSE FUNDS
  Prospectus

  COMMON CLASS


  May 1, 2006


          o CREDIT SUISSE


            LARGE CAP BLEND FUND

The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), (3) certain registered investment advisers ("RIAs"), (4) certain broker- dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same Social Security number.


Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this PROSPECTUS. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


 KEY POINTS.................................................................   4
    Goal and Principal Strategies...........................................   4
    A Word About Risk.......................................................   4
    Investor Profile........................................................   4

 PERFORMANCE SUMMARY........................................................   5
    Year-by-Year Total Returns..............................................   5
    Average Annual Total Returns............................................   6

 INVESTOR EXPENSES..........................................................   7
    Fees and Fund Expenses..................................................   7
    Example.................................................................   8

THE FUND IN DETAIL..........................................................   9
    The Management Firm.....................................................   9
    Multi-Class Structure...................................................   9
    Fund Information Key....................................................   9
    Goal and Strategies.....................................................  10
    Portfolio Investments...................................................  11
    Risk Factor.............................................................  11
    Portfolio Management....................................................  11
    Financial Highlights....................................................  12

 MORE ABOUT RISK............................................................  13
    Introduction............................................................  13
    Types of Investment Risk................................................  13
    Certain Investment Practices............................................  15

 MEET THE MANAGERS..........................................................  18

 MORE ABOUT YOUR FUND.......................................................  20
    Share Valuation.........................................................  20
    Account Statements......................................................  21
    Distributions...........................................................  21
    Taxes...................................................................  21

 BUYING AND SELLING SHARES..................................................  23

 SHAREHOLDER SERVICES.......................................................  29

 OTHER POLICIES.............................................................  31

 OTHER INFORMATION..........................................................  34
    About the Distributor...................................................  34

 FOR MORE INFORMATION................................................ back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES



-----------------------------------------------------------------------------------------
GOAL                       PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTOR
-----------------------------------------------------------------------------------------
Long-term appreciation     o  Invests at least 80% of its net     o  Market risk
of capital                    assets, plus any borrowings for
                              investment purposes, in equity
                              securities of U.S. companies
                              with large market capitalizations

                           o  Focuses on companies with
                              favorable growth or value
                              characteristics

                           o  Uses both fundamental and
                              quantitative stock analyses
-----------------------------------------------------------------------------------------



        A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.


      The principal risk factor for the fund is discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.


      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds and the mutual funds that invest in them.


        INVESTOR PROFILE

      THIS FUND IS DESIGNED FOR INVESTORS WHO:

o     are investing for long-term goals

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o     are looking for capital appreciation

o     want to diversify their portfolios into common stocks

      IT MAY NOT BE APPROPRIATE IF YOU:

o     are investing for a shorter time horizon

o     are uncomfortable with an investment that will fluctuate in value

o     are looking for income

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


                                   [BAR GRAPH]



                                  YEAR-BY-YEAR TOTAL RETURNS
----------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                    1999     2000     2001     2002     2003    2004    2005
----------------------------------------------------------------------------------------------
                                    27.39%   5.49%    -15.32%  -23.85%  21.41%  7.13%   2.70%

Best quarter: 16.33% (Q4 99)
Worst quarter: -18.61% (Q3 02)
Inception date: 10/30/98
----------------------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                       ONE YEAR   FIVE YEARS  LIFE OF  INCEPTION
    PERIOD ENDED 12/31/05:               2005     2001-2005    CLASS     DATE
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                      2.70%     -2.94%      3.71%   10/30/98
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
  DISTRIBUTIONS                          2.02%     -3.28%      1.52%
--------------------------------------------------------------------------------
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                            2.66%     -2.50%      2.07%
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX 1
  (REFLECTS NO DEDUCTIONS FOR FEES,
  EXPENSES OR TAXES)                     4.91%      0.54%      3.54%
--------------------------------------------------------------------------------

1 The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a CUMULATIVE RETURN or as an AVERAGE ANNUAL RATE of return.

o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The YEAR-BY-YEAR total returns in the bar chart are examples of one-year cumulative total returns.

o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, ASSUMING you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES


                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------
SHAREHOLDER FEES
  (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases                                         NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)                                             NONE
--------------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                          NONE
--------------------------------------------------------------------------------
Redemption fees                                                          NONE
--------------------------------------------------------------------------------
Exchange fees                                                            NONE
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                           0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                     0.25%
--------------------------------------------------------------------------------
Other expenses                                                           0.56%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                                    1.56%
--------------------------------------------------------------------------------

* Estimated fees and expenses for the 2006 fiscal year are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


EXPENSES AFTER
WAIVERS AND
REIMBURSEMENTS


Management fee                                    0.49%
Distribution and service (12b-1) fee              0.25%
Other expenses                                    0.56%
                                                  -----
NET ANNUAL FUND OPERATING EXPENSES                1.30%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


-------------------------------------------------------------------------------
                            ONE          THREE           FIVE            TEN
                            YEAR         YEARS          YEARS           YEARS
-------------------------------------------------------------------------------
COMMON CLASS (WITH OR
  WITHOUT REDEMPTION)       $159         $493           $850           $1,856
-------------------------------------------------------------------------------

                               THE FUND IN DETAIL

        THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies


o Is part of the asset management business of Credit Suisse, one of the world's leading banks

o Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this PROSPECTUS.

      During the 2005 fiscal year, the fund paid Credit Suisse 0.49% of its average net assets for advisory services.

      A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement is available in the fund's ANNUAL REPORT FOR the period ended December 31, 2005.

        MULTI-CLASS STRUCTURE

      This PROSPECTUS offers Common Class shares of the fund. Common Class shares are no load. The fund offers additional classes of shares, as described in a separate PROSPECTUS.


        FUND INFORMATION KEY

      A concise description of the fund follows. The description provides the following information about the fund:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

      The principal types of securities and certain secondary types of securities in which the fund invests. Secondary investments are also described in "More About Risk."


RISK FACTOR

      The principal risk factor associated with the fund. Additional risk factors are included in "More About Risk."


PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

      A table showing the fund's audited financial performance for up to five years.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.


      The ANNUAL REPORT includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the PROSPECTUS.


        GOAL AND STRATEGIES


      The fund seeks long-term appreciation of capital, which is achieved through the active management of a portfolio of large capitalization U.S. stocks. Under normal market conditions, the fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalization ("large companies"). The fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the S&P 500 Index.

      The portfolio managers use a stock selection process that tries to identify companies with compelling growth or value characteristics. Using a combination of fundamental and quantitative research, the portfolio managers analyze the stocks for their valuation, profitability and stock price momentum attributes. Value stocks typically exhibit compelling relative valuation attributes. In seeking to identify undervalued companies, the managers seek to buy stocks that are deeply discounted relative to their view of upside potential. Growth stocks, on the other hand, will typically demonstrate attractive growth characteristics, such as appealing stock price strength. In seeking to identify growth companies, Credit Suisse looks for sectors and companies that we believe will outperform the overall market and that have attractive capital-growth potential. In all cases, the portfolio managers consider the skill of a company's management, the health of its cash flow and its profitability profile.

      The portfolio managers then assemble an optimal blend of growth and value stocks that is well diversified and presents a desired capital appreciation potential and risk level relative to the fund's S&P 500 Index benchmark. The portions of the fund's assets invested in value stocks and growth stocks will vary over time, and, depending on current market conditions, the fund may be predominantly invested in one or the other.

      The portfolio managers use quantitative tools to help understand the return/risk contribution of each stock, helping to achieve the desired chemistry among the portfolio holdings.

      The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

      The fund's 80% investment policy may be changed by the Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.


        PORTFOLIO INVESTMENTS

      The fund's equity holdings may include:

o     common stocks

o     preferred stocks

o     securities convertible into common stocks

o securities whose values are based on common stocks, such as rights and warrants

      The fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in foreign securities, including dollar-denominated ADRs of foreign issuers. To a limited extent, the fund may also engage in other investment practices.


        RISK FACTOR

      The fund's principal risk factor is:

o     market risk


      The value of your investment will vary with changes in interest rates and other factors.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

        PORTFOLIO MANAGEMENT


      The Credit Suisse Large Cap Core Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Jeffrey T. Rose and William D. Butler. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the ANNUAL REPORT.



--------------------------------------------------------------------------------------------------------------------------------
                                      FOR THE YEAR    FOR THE PERIOD                             FOR THE
                                          ENDED      SEPTEMBER 1, 2004                         YEAR ENDED
                                      DECEMBER 31,    TO DECEMBER 31,                          AUGUST 31,
PERIOD ENDED:                             2005            2004 1          2004            2003           2002            2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period                $   12.45       $   12.01        $   11.42       $   10.66     $   13.39       $   19.13
================================================================================================================================
INVESTMENT OPERATIONS:

Net investment income                      0.04 2          0.05 2           0.03 2          0.01          0.01 2          0.02

Net gain (loss) on
   investments (both
   realized and unrealized)                0.30            1.21             0.57            0.76         (2.71)          (4.48)
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment
     operations                            0.34            1.26             0.60            0.77         (2.70)          (4.46)
--------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:

Dividends from net
   investment income                      (0.07)          (0.01)           (0.01)          (0.01)        (0.01)          (0.03)

Distributions from net
   realized gains                         (0.49)          (0.81)              --              --         (0.02)          (1.25)
--------------------------------------------------------------------------------------------------------------------------------
   Total dividends and
     distributions                        (0.56)          (0.82)           (0.01)          (0.01)        (0.03)          (1.28)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
   end of period                      $   12.23       $   12.45           $12.01       $   11.42     $   10.66       $   13.39
================================================================================================================================
   Total return 3                          2.70%          10.70%            5.25%           7.26%       (20.21)%        (24.68)%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   (000s omitted)                     $   2,809       $   3,471        $   4,383       $   5,653     $   4,545       $   7,696

Ratio of expenses to
   average net assets                      1.30%           1.30% 4          1.30%           1.25%         1.19%           1.22%

Ratio of net investment income to
   average net assets                      0.32%           1.37% 4          0.23%           0.17%         0.12%           0.09%

Decrease reflected in above
   operating expense ratios due to
   waivers/reimbursements                  0.26%           0.32% 4          0.40%           2.87%         2.24%           1.98%

Portfolio turnover rate                     101%             34%             168%            155%          122%            141%
--------------------------------------------------------------------------------------------------------------------------------


1     The fund changed its fiscal year end from August 31 to December 31.

2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4     Annualized.

                                 MORE ABOUT RISK

        INTRODUCTION

      The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

        TYPES OF INVESTMENT RISK


      The following risks are referred to throughout this PROSPECTUS.

PRINCIPAL RISK FACTOR

      MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds and the mutual funds that invest in them.

OTHER RISK FACTORS


      ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

      o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

      EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      FOCUS RISK The fund generally invests a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

      INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

      INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.


      OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.


      POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

      VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use

20% BOLD TYPE (E.G., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent


--------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                  LIMIT
--------------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.                         33 1/3%
--------------------------------------------------------------------------------------------

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return.
Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates. 1 CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE,
LIQUIDITY, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS 2                         [ ]
--------------------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. ACCESS, CURRENCY, INFORMATION,
LIQUIDITY, MARKET, OPERATIONAL, POLITICAL, VALUATION RISKS.                           [ ]
--------------------------------------------------------------------------------------------

EQUITY AND EQUITY-RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. LIQUIDITY, MARKET, VALUATION RISKS.                       [X]
--------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository
receipts. CURRENCY, INFORMATION, LIQUIDITY, MARKET, POLITICAL, VALUATION RISKS.       20%
--------------------------------------------------------------------------------------------

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. 1 CORRELATION, CURRENCY, HEDGED EXPOSURE,
INTEREST-RATE, MARKET, SPECULATIVE EXPOSURE RISKS 2.                                  [ ]
--------------------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. CREDIT, INTEREST-RATE,
MARKET RISKS.                                                                         [ ]
--------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES(3) Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. CREDIT,
EXTENSION, INTEREST-RATE, LIQUIDITY, PREPAYMENT RISKS.                                [ ]
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                  LIMIT
--------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal securities holders. CREDIT, INTEREST-RATE, MARKET,
REGULATORY RISKS.                                                                     [ ]
--------------------------------------------------------------------------------------------

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDITS, INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET,
VALUATION RISKS.                                                                      [ ]
--------------------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell  (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes. 1 CORRELATION, CREDIT, HEDGED
EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                              [ ]
--------------------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions on trading, or those not actively traded. May include private placements.
LIQUIDITY, MARKET, VALUATION RISKS.                                                   15%
--------------------------------------------------------------------------------------------

SECURITIES LENDING Lending portfolio securities to financial institutions;
the fund receives cash, U.S. government securities or bank letters of credit as
collateral. CREDIT, LIQUIDITY, MARKET RISKS.                                        33 1/3%

--------------------------------------------------------------------------------------------

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform similar mutual funds that do not take short positions.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                        [ ]
--------------------------------------------------------------------------------------------

SHORT SALES "AGAINST THE BOX" A short sale where the fund owns enough  shares of the security involved to cover the borrowed securities, if necessary.
LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                                        [ ]
--------------------------------------------------------------------------------------------

SHORT-TERM TRADING Selling a security shortly after purchase. If the   fund
engages in short-term trading, it will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise
shareholders' income tax liability.                                                   [ ]
--------------------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market capitalizations, including those with continuous operations of less than three
years. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.                               5%
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                  LIMIT
--------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS Structured notes, swaps and other instruments that allow the fund to gain access to the performance of a referenced asset (such as an index or selected stocks) then may be more attractive or accessible than the fund's direct investment. CREDIT, CURRENCY, INFORMATION, INTEREST-RATE,
LIQUIDITY, MARKET, POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.                  [ ]
--------------------------------------------------------------------------------------------

TEMPORARY DEFENSIVE TACTICS Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent
the fund from achieving its goal.                                                     [ ]
--------------------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                        [ ]
--------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.                              25%
--------------------------------------------------------------------------------------------

ZERO-COUPON BONDS Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and
maturity value. INTEREST-RATE, MARKET RISKS.                                          [ ]
--------------------------------------------------------------------------------------------


1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

3 The fund will limit its investments in mortgage-backed and asset-backed securities to 20% of net assets.

                                MEET THE MANAGERS


The Credit Suisse Large Cap Core Team is responsible for the day-to-day management of the fund. The team currently consists of Stephen J. Kaszynski, Jeffrey T Rose and William D. Butler. Messrs. Kaszynski, Rose and Butler are co-lead portfolio managers of the fund, sharing equally in the day-to-day responsibilities of portfolio management, including stock selection, portfolio construction, and risk management. In performing their duties they meet regularly with one another, other Credit Suisse portfolio managers, Credit Suisse research analysts and traders, external analysts and company management to discuss the market, industry trends, and current and potential fund holdings.

STEPHEN J. KASZYNSKI, CFA, Managing Director, is head of U.S. equities and has portfolio management responsibility for value equities and a team member of the fund since August 2005. He joined Credit Suisse in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant at Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

JEFFREY T. ROSE, CFA, Managing Director, is a portfolio manager specializing in large-and mid- capitalization U.S. growth equities and a team member of the fund since August 2005. He joined Credit Suisse in 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.


           Job titles indicate positions with the investment adviser.

WILLIAM D. BUTLER, CFA, Director, is a portfolio manager for U.S. Large Capitalization Core Equity portfolios and a team member of the fund since July 2004. He joined DLJ Asset Management (AMG), where he served in a similar capacity, in 1998, and came to Credit Suisse in 2000 when AMG merged its business into that of Credit Suisse. Previously, Mr. Butler was a senior consultant at BARRA Inc., advising institutional money managers on equity risk management, performance attribution and portfolio construction; an Associate Director in institutional fixed income sales and trading with Mabon Securities; and an Assistant Vice President in mortgage finance at Citibank. He began his career at Dow Chemical in marketing for the company's consumer products businesses. Mr. Butler holds a B.A. in economics from the University of Notre Dame and an M.B.A. in finance from the University of Chicago Graduate School of Business. He is a member of the Society of Quantitative Analysts.


           Job titles indicate positions with the investment adviser.


      The STATEMENT OF ADDITIONAL INFORMATION (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

                              MORE ABOUT YOUR FUND

        SHARE VALUATION


      The net asset value (NAV) of each class of the fund is determined daily as of the close of regular trading (normally 4 p.m. Eastern Time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing NAV per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. When fair value pricing is employed, the prices of securities used by the fund to calculate its NAV may differ from quoted or published prices for the same securities. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

        ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:


o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)


o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

        DISTRIBUTIONS

      As a fund investor, you will receive distributions.


      The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.


      The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

      Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.credit-suisse.com/us or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


        TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualifying dividend income" received by the fund.

"Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements. The fund expects that most of its distributions will be attributable to capital gains, which could be short-term or long-term.

      If you buy shares shortly before or on the "record date" -- the date that establishes you as the person to receive the upcoming distribution -- you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income.

TAXES ON TRANSACTIONS

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

      The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax professional with respect to the tax consequences to you of an investment in the fund.

                            BUYING AND SELLING SHARES


        OPENING AN ACCOUNT


      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Shareholder Service Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


      The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse, (3) certain RIAs, (4) certain broker dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same Social Security number.


      Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

        BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. The fund reserves the right to reject any purchase order.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.


FINANCIAL-SERVICES FIRMS

      You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

      Some of the firms through which the fund is available include:

o     Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

o     Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

o     TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

      Regular account:               $2,500
      IRAs:                            $500
      Transfers/Gifts to Minors:       $500


      There is no minimum investment requirement for employees and clients of Credit Suisse and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.


        ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

        INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

EXCHANGING SHARES


      The fund reserves the right to:


o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse Fund will be processed. Your redemption request will be priced at the next computed NAV.

                                  BUYING SHARES



-----------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------
BY CHECK
-----------------------------------------------------------------------------------------------
o   Complete the NEW ACCOUNT APPLICATION.        o   Make your check payable to Credit
                                                     Suisse Funds.
o   For IRAs use the UNIVERSAL IRA
    APPLICATION.                                 o   Write the account number and the fund
                                                     name on your check.
o   Make your check payable to Credit Suisse
    Funds.                                       o   Mail to Credit Suisse Funds.

o   Write the fund name on the check.            o   Minimum amount is $100.

o   Mail to Credit Suisse Funds.
-----------------------------------------------------------------------------------------------
BY EXCHANGE
-----------------------------------------------------------------------------------------------
o   Call our Shareholder Service Center to       o   Call our Shareholder Service Center to
    request an exchange from another Credit          request an exchange from another Credit
    Suisse Fund. Be sure to read the current         Suisse Fund.
    PROSPECTUS for the new fund. Also please
    observe the minimum initial investment.      o   Minimum amount is $250.

o   If you do not have telephone privileges,     o   If you do not have telephone privileges,
    mail or fax a letter of instruction              mail or fax a letter of instruction
    signed by all shareholders.                      signed by all shareholders.
-----------------------------------------------------------------------------------------------
BY WIRE
-----------------------------------------------------------------------------------------------
o   Complete and sign the NEW ACCOUNT            o   Call our Shareholder Service Center by
    APPLICATION.                                     4 p.m. ET to inform us of the incoming
                                                     wire. Please be sure to specify your name,
o   Call our Shareholder Service Center and          the account number and the fund name on
    fax the signed NEW ACCOUNT APPLICATION           your wire advice.
    by 4 p.m.ET.
                                                 o   Wire the money for receipt that day.
o   The Shareholder Service Center will
    telephone you with your account number.      o   Minimum amount is $500.
    Please be sure to specify your name,
    the account number and the fund name
    on your wire advice.

o Wire your initial investment for receipt that day.

o Mail the original, signed application to Credit Suisse Funds.

    This method is not available for IRAs.
-----------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
-----------------------------------------------------------------------------------------------
o   Cannot be used to open an account.           o   Call our Shareholder Service Center to
                                                     request an ACH transfer from your bank.

                                                 o   Your purchase will be effective at the
                                                     next NAV calculated after we receive your
                                                     order in proper form.

                                                 o   Minimum amount is $50.

                                                 o   Requires ACH on Demand privileges.
-----------------------------------------------------------------------------------------------



                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES


-----------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES               CAN BE USED FOR
-----------------------------------------------------------------------------------------------
BY MAIL
-----------------------------------------------------------------------------------------------
Write us a letter of instruction that            o   Accounts of any type.
includes:
                                                 o   Sales of any amount.
o   your name(s) and signature(s)
                                                 For IRAs please use the IRA DISTRIBUTION
o   the fund name and account number             REQUEST FORM

o   the dollar amount you want to sell

o   how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").

Mail the materials to Credit Suisse Funds.

If only a letter of instruction is required,
you can fax it to the Shareholder Service
Center (unless a signature guarantee is
required).
-----------------------------------------------------------------------------------------------
BY EXCHANGE
-----------------------------------------------------------------------------------------------
o   Call our Shareholder Service Center to       o   Accounts with telephone privileges.
    request an exchange into another Credit
    Suisse Fund. Be sure to read the current     If you do not have telephone privileges, mail
    PROSPECTUS for the new fund. Also please     or fax a letter of instruction to exchange
    observe the minimum initial investment.      shares.
-----------------------------------------------------------------------------------------------
BY PHONE
-----------------------------------------------------------------------------------------------
Call our Shareholder Service Center to           o   Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:

o   a check mailed to the address of record
    ($100 minimum)

o   an ACH transfer to your bank ($50 minimum)

o   a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for details.
-----------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
-----------------------------------------------------------------------------------------------
o   Complete the "Wire Instructions" or "ACH     o   Accounts with wire-redemption or ACH on
    on Demand" section of your NEW ACCOUNT           Demand privileges.
    APPLICATION.
                                                 o   Requests by phone or mail.
o   For federal-funds wires, proceeds will be
    wired on the next business day. For ACH
    transfers, proceeds will be delivered
    within two business days.
-----------------------------------------------------------------------------------------------


                                 HOW TO REACH US


SHAREHOLDER SERVICE CENTER:
Toll free: 800-927-2874
Fax: 888-606-8252

MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


INTERNET WEB SITE:
www.credit-suisse.com/us


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[CREDIT SUISSE FUND NAME]
DDA# 9904-649-2
F/F/C: [ACCOUNT NUMBER AND ACCOUNT
REGISTRATION]


        SELLING SHARES IN WRITING


      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order

      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted.

        RECENTLY PURCHASED SHARES

      For fund shares purchased other than by bank wire, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

        LOW-BALANCE ACCOUNTS

      If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

      Regular account:               $2,000
      IRAs:                            $250
      Transfers/Gifts to Minors:       $250

      The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increases. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

        AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

      For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

        STATEMENTS AND REPORTS

      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its PROSPECTUS annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, PROSPECTUS or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, PROSPECTUSES or proxy statements.


      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.


        RETIREMENT PLANS

      Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o     Traditional IRAs

o     Roth IRAs

o     Spousal IRAs

o     Rollover IRAs

o     SEP IRAs

      To transfer your IRA to Credit Suisse, use the IRA TRANSFER/DIRECT ROLLOVER FORM. If you are opening a new IRA, you will also need to complete the UNIVERSAL IRA APPLICATION. Please consult your tax professional concerning your IRA eligibility and tax situation.

        TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

        ACCOUNT CHANGES

      Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

        TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

      If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks do not earn interest.

        FREQUENT PURCHASES AND
        SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this PROSPECTUS and approved by the Board of Directors. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts in order to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur. As a result, some shareholders may be able to engage in market timing while other shareholders are harmed by such activity.

      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and, whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund - Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

        SPECIAL SITUATIONS

      The fund reserves the right to:

o     charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                OTHER INFORMATION


        ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of Credit Suisse Asset Management, LLC, is responsible for:


o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Common Class shares


      The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, Credit Suisse Asset Management, LLC or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

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                                       35

CREDIT SUISSE [LOGO]

                              FOR MORE INFORMATION


      More information about the fund is available free upon request, including the following:


        ANNUAL/SEMIANNUAL REPORTS
        TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The ANNUAL REPORT also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

        OTHER INFORMATION

      A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Funds to obtain, without charge, the SAI, ANNUAL and SEMIANNUAL REPORTS and other information, and to make shareholder inquiries:

BY TELEPHONE:
      800-927-2874

BY FACSIMILE:
      888-606-8252

BY MAIL:
      Credit Suisse Funds
      P.O. Box 55030
      Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
      Boston Financial Data Services, Inc.
      Attn: Credit Suisse Funds
      66 Brooks Drive
      Braintree, MA 02184


ON THE INTERNET:
      www.credit-suisse.com/us

The fund's SAI and ANNUAL and SEMIANNUAL REPORTS are available on Credit Suisse's website, www.credit-suisse.com/us.

SEC File Number:
Credit Suisse
Large Cap Blend Fund             811-08921

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 | WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   LCB-PRO-CMN-0506

                         STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006

            Common Class, Class A, Class B and Class C Shares of the

                       CREDIT SUISSE LARGE CAP BLEND FUND

          This Statement of Additional Information provides information about Credit Suisse Large Cap Blend Fund (the "Fund") that supplements information contained in the Prospectus for the Common Shares and the Prospectus for the Class A, Class B and Class C shares of the Fund, each dated May 1, 2006, and each as amended or supplemented from time to time (together, the "Prospectuses"), and is incorporated by reference in its entirety into those Prospectuses.

          The Fund's audited Annual Report, for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

          This Statement of Additional Information is not itself a prospectus. Copies of the Prospectuses, Annual Report and information regarding the Fund's current performance may be obtained by writing or telephoning:

                   Class A, Class B, Class C and Common Shares
                   -------------------------------------------
                               Credit Suisse Funds
                                      5030
                        Boston, Massachusetts 02205-5030
                                  800-927-2874

                                       TABLE OF CONTENTS

                                                                                          Page
INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
        Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
            Temporary Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
            Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
            Reverse Repurchase Agreements and Dollar Rolls . . . . . . . . . . . . . . .     2
            Illiquid Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
                Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . .     3
            Emerging Growth and Smaller Capitalization Companies; Unseasoned
              Issuers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
            Lending of Portfolio Securities. . . . . . . . . . . . . . . . . . . . . . .     4
            Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
            Securities of Other Investment Companies . . . . . . . . . . . . . . . . . .     5
            When-Issued Securities, Delayed Delivery Transactions and Forward
              Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
            Stand-By Commitment Agreements . . . . . . . . . . . . . . . . . . . . . . .     6
            Hedging Generally. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
        Options on Securities and Securities Indices and Currency Exchange Transactions.     8
            Securities Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
            Securities Index Options . . . . . . . . . . . . . . . . . . . . . . . . . .    11
            OTC Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
            Currency Exchange Transactions . . . . . . . . . . . . . . . . . . . . . . .    12
            Forward Currency Contracts . . . . . . . . . . . . . . . . . . . . . . . . .    12
            Currency Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
            Currency Hedging . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
        Futures Activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
            Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
            Options on Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . .    15
            Asset Coverage for Forward Contracts, Options, Futures and Options on
              Futures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
            U.S. Government Securities . . . . . . . . . . . . . . . . . . . . . . . . .    16
            Foreign Investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
                Foreign Debt Securities. . . . . . . . . . . . . . . . . . . . . . . . .    17
                Foreign Currency Exchange. . . . . . . . . . . . . . . . . . . . . . . .    18
                Euro Conversion. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
                Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
                Political Instability. . . . . . . . . . . . . . . . . . . . . . . . . .    19
                Foreign Markets. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
                Increased Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
                Depository Receipts. . . . . . . . . . . . . . . . . . . . . . . . . . .    19
                Brady Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
                Emerging Markets . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
                Sovereign Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20


                                        i

            Convertible Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
            Debt Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
                Below Investment Grade Securities. . . . . . . . . . . . . . . . . . . .    23
                Mortgage-Backed Securities . . . . . . . . . . . . . . . . . . . . . . .    24
                Asset-Backed Securities. . . . . . . . . . . . . . . . . . . . . . . . .    25
                Loan Participations and Assignments. . . . . . . . . . . . . . . . . . .    25
                Structured Notes, Bonds or Debentures. . . . . . . . . . . . . . . . . .    26
                Collateralized Mortgage Obligations. . . . . . . . . . . . . . . . . . .    26
                Zero Coupon Securities . . . . . . . . . . . . . . . . . . . . . . . . .    27
            Short Sales (excluding Short Sales "Against the Box"). . . . . . . . . . . .    28
            Short Sales "Against the Box". . . . . . . . . . . . . . . . . . . . . . . .    28
            Section 4(2) Paper . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
            Rights Offerings and Purchase Warrants . . . . . . . . . . . . . . . . . . .    29
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
PORTFOLIO VALUATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    36
MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
        Officers and Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . .    37
        Ownership in Securities of the Fund and Fund Complex . . . . . . . . . . . . . .    40
        Committees and Meetings of Directors . . . . . . . . . . . . . . . . . . . . . .    41
        Directors' Total Compensation for Fiscal Period Ended December 31, 2005. . . . .    43
        Proxy Voting Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
        Portfolio Holdings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
        Investment Advisory Agreements . . . . . . . . . . . . . . . . . . . . . . . . .    46
        Portfolio Manager Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . .    48
        Portfolio Managers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
        Administration Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
            Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    52
            Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . .    53
            Organization of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .    53
            Distribution and Shareholder Servicing . . . . . . . . . . . . . . . . . . .    55
              Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
              Common Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    55
              Class A, Class B and Class C Shares. . . . . . . . . . . . . . . . . . . .    56
              General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    59
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . .    59
            Common Class Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60
            Class A Shares, Class B Shares and Class C Shares. . . . . . . . . . . . . .    61
                Initial Sales Charge Waivers . . . . . . . . . . . . . . . . . . . . . .    62
            Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63
                General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    63
            Automatic Cash Withdrawal Plan . . . . . . . . . . . . . . . . . . . . . . .    64
            Special Provisions Applicable to Select Equity Fund Class B and Class C
              Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    64
                Contingent Deferred Sales Charge - General . . . . . . . . . . . . . . .    65


                                       ii

            Redemption Fee.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
EXCHANGE PRIVILEGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    66
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . . . . . . .    67
              The Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
              Special Tax Considerations . . . . . . . . . . . . . . . . . . . . . . . .    69
                Taxation of U.S. Shareholders. . . . . . . . . . . . . . . . . . . . . .    72
                Taxation of Non-U.S. Shareholders. . . . . . . . . . . . . . . . . . . .    75
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL. . . . . . . . . . . . . . . .    77
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78

APPENDIX A -- DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

APPENDIX B -- PROXY VOTING POLICY AND PROCEDURES . . . . . . . . . . . . . . . . . . . .  B-1

APPENDIX C -- SPECIAL FEE ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .  C-1

                        INVESTMENT OBJECTIVE AND POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses. There are no assurances that the Fund will achieve its investment objective.

          The investment objective of the Fund is to provide long-term appreciation of capital. The Fund's Board of Directors may change the investment objective without shareholder approval.

          The Fund under normal market conditions invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. equity securities of companies with large market capitalizations.

          The Fund seeks long-term appreciation of capital, which is achieved through the active management of a portfolio of large capitalization U.S. stocks. Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalization ("large companies"). The Fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the S&P 500 Index.

          The 80% policy may be changed by the Fund's Board of Directors on 60 days' notice to shareholders.

INVESTMENT POLICIES

          Set forth below is additional information on the Fund's investment policies and strategies. Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Fund does not represent that these techniques are available now or will be available in the future.

          TEMPORARY INVESTMENTS. To the extent permitted by its investment objective and policies, the Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market conditions or economic situations as determined by Credit Suisse Asset Management, LLC ("Credit Suisse" or the "Adviser"), the Fund's adviser, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of the United States and foreign issuers. The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

          REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended ("the 1940 Act").

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser) and "dollar rolls." The Fund will not invest more than 5% of its net assets in reverse repurchase agreements or dollar rolls.

          Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Fund also may enter into "dollar rolls," in which it sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Fund would forgo principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          ILLIQUID SECURITIES. The Fund is authorized to invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A Securities. Rule 144A under the Securities Act adopted by the Securities and Exchange Commission (the "SEC") allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors (the "Board") or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. The Fund will not invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, if the aggregate investment in such securities would exceed 5% of the Fund's net assets. The term "unseasoned" refers to issuers which, together with their predecessors, have been in operation for less than three years.

          Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless it has received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 102% (105% in the case of foreign securities) of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% (105% in the case of foreign securities) cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Payments received by the Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains. See "Additional Information Concerning Taxes."

          BORROWING. The Fund may borrow up to 33-1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          WHEN-ISSUED SECURITIES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund may invest up to 25% of its net assets in when-issued securities. The Fund engages in when-issued purchases and forward commitments in furtherance of its investment objective.

          In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          STAND-BY COMMITMENT AGREEMENTS. The Fund may from time to time enter into stand-by commitment agreements. The Fund will not invest more than 5% of net assets in stand-by commitment agreements.

          Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a stand-by commitment with a remaining term in excess of 45 days and it will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 10% of its assets taken at the time of acquisition of such commitment or security.

          The Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          There can be no assurance that the securities subject to a stand-by commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

          HEDGING GENERALLY. The Fund may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Fund of hedging transactions will be subject to Credit Suisse's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          To the extent that the Fund engages in the strategies described below, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY EXCHANGE TRANSACTIONS

          The Fund may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes or to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies interest rates and may engage in spot and forward currency exchange transactions (known as "foreign exchange transactions") for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

          SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the

OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. The Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the Fund's assets that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into currency futures contracts or options on such contracts (as described below),
(iii) through entering into forward contracts to purchase or sell currency or
(iv) by purchasing exchange-traded currency options. The Fund may engage in currency transactions for both hedging purposes and to increase total return, which may involve speculation.

          FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. The Fund will not invest more than 50% of its total assets in such contracts for the purpose of enhancing total return. There is no limit on the amount of assets that the Fund may invest in such transactions for hedging purposes.

          The Fund may also enter into forward currency contracts with respect to specific transactions. For example, when the Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions.)

          CURRENCY OPTIONS. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          CURRENCY HEDGING. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

FUTURES ACTIVITIES

          The Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund's policies. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures contracts.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

          OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES. The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities the Fund may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          FOREIGN INVESTMENTS. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, foreign investments by the Fund are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to the Fund's domestic investments as well. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

          The Fund may invest up to 20% of its net assets in foreign securities. For these purposes, foreign investments include investments in companies located or conducting a majority of their business outside of the U.S., companies which have issued securities traded principally outside of the U.S., or non-U.S. governments, governmental entities or political subdivisions.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

          Foreign Currency Exchange. Since the Fund may invest in securities denominated in currencies of non-U.S. countries, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of a foreign currency against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

          Euro Conversion. The introduction of the euro presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Fund.

          Information. The majority of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          Increased Expenses. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          Depository Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

          Brady Bonds. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds have been issued only recently and therefore do not have a long payment history. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

          Emerging Markets. The Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

          Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Adviser intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

          CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities.

          DEBT SECURITIES. The Fund may invest in investment grade debt securities (other than money market obligations) to a limited extent for the purpose of seeking capital appreciation. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed above under "Temporary Investments."

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by the Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          The interest income to be derived may be considered as one factor in selecting debt securities for investment by the Adviser. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon the Adviser's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

          Below Investment Grade Securities. The Fund may invest to a limited extent in securities rated below investment grade.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by the Adviser to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.
Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

          Mortgage-Backed Securities. The Fund may invest up to 20% of its net assets in mortgage-backed and asset-backed securities. The Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

          Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and the Fund will therefore not purchase any asset-backed securities which would cause 25% or more of the Fund's net assets at the time of purchase to be invested in asset-backed securities.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The Fund may purchase asset-backed securities that are unrated.

          Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of The Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties

("Assignments"). The Fund will invest no more than 5% of its net assets in Loan Participations and Assignments.

          Participations typically will result in the Fund's having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

          Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          Collateralized Mortgage Obligations. The Fund may purchase Collateralized Mortgage Obligations ("CMOs") issued by agencies of the U.S. Government, instrumentalities established by the U.S. Government or government-sponsored enterprises, such as FHLMC or FNMA.

          CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the Fund to pay the debt service on the CMOs.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

          Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

          Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

          Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

          Zero Coupon Securities. The Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities will not exceed 5% of the Fund's net assets.

          A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Fund of investing in zero coupon securities.

          SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX"). The Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund may engage in short sales to a limited extent.

          To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

          The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified subcustodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

          SHORT SALES "AGAINST THE BOX". In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may also engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 5% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

          The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Fund of effecting short sales against the box.

          SECTION 4(2) PAPER. "Section 4(2) paper" is commercial paper which is issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See "Illiquid Securities" above. See Appendix "A" for a list of commercial paper ratings.

          RIGHTS OFFERINGS AND PURCHASE WARRANTS. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the rights or warrants in addition to the subscription price of the related security may exceed the value of the subscribed security's market price when, for example, there is no movement in the level of the underlying security.

          MUNICIPAL OBLIGATIONS. The Fund may invest to a limited extent in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income taxes.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer 's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

          Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority' s obligations.

          There are variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Appendix A to this Statement of Additional Information contains further information concerning the ratings of Moody's and S&P and their significance.

                             INVESTMENT RESTRICTIONS

          The following investment limitations of may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

          The Fund may not:

          1.     Borrow money, except to the extent permitted under the 1940
Act;

          2.     Issue any senior securities, except as permitted under the 1940
Act;

          3. Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

          5. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange transactions between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

          6. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

          7. Purchase any securities, which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          Collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and the purchase or sale of futures or related options nor deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

          In addition to the fundamental investment limitations specified above, the Fund may not:

               1. Make investments for the purpose of exercising control or management, but investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management;

               2. Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts, options on futures contracts and forward contracts; and

               3. Purchase or sell interests in mineral leases, oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          The policies set forth above are not fundamental and thus may be changed by the Fund's Board of Directors without a vote of the shareholders.

          Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by the Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Directors.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of The Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

          Foreign securities traded in the local market will be valued at the closing price, which may not be the last sale price, on the Primary Market at the Valuation Time. If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares at the Valuation Time. If there is no such closing price, the value will be the most recent bid quotation of the local shares at the Valuation Time.

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London

Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS

          The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

          The Adviser will select portfolio investments and effect transactions for the Fund. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. For the fiscal year ended August 31, 2004 and the period from September 1, 2004 through December 31, 2004, $69,416 and $6,239, respectively, of the Fund's total brokerage commissions were paid to brokers and dealers who provided research services. The Fund directed $64,428,220 and

$7,881,335, respectively, in transactions to brokers and dealers who provided such research. Research received from brokers or dealers is supplemental to the Adviser's own research program.

          All orders for transactions in securities or options on behalf of the Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse Securities (USA) LLC, and other affiliates of Credit Suisse Group. The Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

          Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

          For the fiscal years ended August 31, 2004 and 2003, the Fund paid $249,997* and $38,189 in brokerage commissions, respectively. For the fiscal period from September 1,

________________

* The increase in the amount of the brokerage commissions is attributable to the Fund's acquisition of the assets of the Credit Suisse Tax Efficient Fund.

2004 through December 31, 2004, the Fund paid $76,198 in brokerage commissions. For the fiscal year ended December 31, 2005, the Fund paid $152,272 in brokerage commissions.

          In no instance will portfolio securities be purchased from or sold to Credit Suisse, Credit Suisse's affiliates in the United Kingdom, Japan and Australia, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies except as permitted by the SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enter into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          As of December 31, 2005, the Fund held the following securities of its regular brokers or dealers:

-------------------------------------------
Name of Securities         Aggregate Value
-------------------------------------------
Goldman Sachs Group + Co.  $        817,344
-------------------------------------------


                               PORTFOLIO TURNOVER

          The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

          It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended August 31, 2003 and 2004, the Fund's turnover rate was 155% and 168%, respectively. For the fiscal period from September 1, 2004 through December 31, 2004, the Fund's turnover rate was 34%. For the fiscal year ended December 31, 2005, the Fund's turnover rate was 101%.

                             MANAGEMENT OF THE FUND

OFFICERS AND BOARD OF DIRECTORS

          The business and affairs of the Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund' investment adviser, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

          The names and ages of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                                                                              Portfolios
                                                  Term of                                       in Fund            Other
                                 Position(s)     Office (1)                                     Complex        Directorships
Name, Address and                 Held with    and Length of      Principal Occupation(s)     Overseen by         Held by
Date of Birth                       Funds       Time Served       During Past Five Years       Director           Director
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------------
Enrique R. Arzac                Director,      Since 2005      Professor of Finance and       47           Director of The
c/o Credit Suisse Asset         Nominating                     Economics, Graduate                         Adams Express
Management, LLC                 Committee                      School of Business,                         Company (a closed-
Attn:  General Counsel          Member and                     Columbia University                         end investment
466 Lexington Avenue            Audit                          since 1971                                  company); Director
New York, New York 10017-3140   Committee                                                                  of Petroleum and
Date of Birth:  10/02/41        Chairman                                                                   Resources
                                                                                                           Corporation (a
                                                                                                           closed-end
                                                                                                           investment
                                                                                                           company)
---------------------------------------------------------------------------------------------------------------------------------
Richard H. Francis              Director,      Since 1999      Currently retired              41           None
c/o Credit Suisse Asset         Nominating
Management, LLC                 and Audit
Attn:  General Counsel          Committee
466 Lexington Avenue            Member
New York, New York 10017-3140
Date of Birth:  04/23/32
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.


                                     - 37 -

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                                                                              Portfolios
                                                  Term of                                       in Fund            Other
                                 Position(s)     Office (1)                                     Complex        Directorships
Name, Address and                 Held with    and Length of      Principal Occupation(s)     Overseen by         Held by
Date of Birth                       Funds       Time Served       During Past Five Years       Director           Director
---------------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten (2)           Director,      Since Fund      The Juan Trippe Professor      40           Director of Aetna,
Box 208200                      Nominating     inception       in the Practice of                          Inc. (insurance
New Haven, Connecticut          and Audit                      International Trade,                        company); Director
06520-8200                      Committee                      Finance and Business                        of CarMax Group
Date of Birth:  10/29/46        Member                         from July 2005 to present;                  (used car dealers)
                                                               Partner and Chairman of
                                                               Garten Rothkopf
                                                               (consulting firm) from
                                                               October 2005 to present;
                                                               Dean of Yale School of
                                                               Management from
                                                               November 1995 to June
                                                               2005.
---------------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                  Director,      Since 2001      Dean Emeritus and              40           Director of Carlisle
301 CC                          Nominating                     Distinguished Professor of                  Companies
Georgetown University           and Audit                      International Affairs at the                Incorporated
Washington, DC 20057            Committee                      Edmund A. Walsh School                      (diversified
Date of Birth:  02/11/37        Member                         of Foreign Service,                         manufacturing
                                                               Georgetown University                       company)
                                                               from June 1995 to present
---------------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport             Chairman of    Director        Partner of Lehigh Court,       47           Director of Presstek,
Lehigh Court, LLC               the Board of   since           LLC and RZ Capital                          Inc. (digital imaging
40 East 52nd Street,            Directors,     1999 and        (private investment firms)                  technologies
New York, New York 10022        Nominating     Chairman        from July 2002 to present;                  company); Director
Date of Birth:  07/10/48        Committee      since 2005      Transition Adviser  to                      of Wood Resources,
                                Chairman                       SunGard Securities                          LLC (plywood
                                and Audit                      Finance, Inc. from                          manufacturing
                                Committee                      February 2002 to July                       company)
                                Member                         2002; President of
                                                               SunGard Securities
                                                               Finance, Inc. from 2001 to
                                                               February 2002; President
                                                               of Loanet, Inc. (on-line
                                                               accounting service) from
                                                               1997 to 2001
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------

(2) Mr. Garten was initially appointed as a Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000 and was subsequently reappointed on December 21, 2000.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                                                                              Portfolios
                                                  Term of                                       in Fund            Other
                                 Position(s)     Office (1)                                     Complex        Directorships
Name, Address and                 Held with    and Length of      Principal Occupation(s)     Overseen by         Held by
Date of Birth                       Funds       Time Served       During Past Five Years       Director           Director
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
Michael E. Kenneally (3), (4)   Director       Since 2004      Chairman and Global            40           None
c/o Credit Suisse Asset                                        Chief Executive Officer
Management, LLC                                                of Credit Suisse from
Attn:  General Counsel                                         March 2003 to July
466 Lexington Avenue                                           2005; Chairman and
New York, New York 10017-3140                                  Chief Investment
Date of Birth:  03/30/54                                       Officer of Banc of
                                                               America Capital
                                                               Management from
                                                               1998 to March 2003
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      Term of
                                     Position(s)     Office(1)
                                      Held with    and Length of
Name, Address and Date of Birth         Funds       Time Served            Principal Occupation(s) During Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
Steven B. Plump4                     Chief         Since 2005      Managing Director of Credit Suisse; Associated with Credit
Credit Suisse Asset Management, LLC  Executive                     Suisse or its predecessors since 1995; Officer of other Credit
466 Lexington Avenue                 Officer and                   Suisse Funds
New York, New York 10017-3140        President
Date of Birth:  02/08/59
---------------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro                 Chief         Since 1999      Director and Director of Fund Administration of Credit Suisse;
Credit Suisse Asset Management, LLC  Financial                     Associated with Credit Suisse or its predecessors since 1984;
466 Lexington Avenue                 Officer and                   Officer of other Credit Suisse Funds
New York, New York 10017-3140        Treasurer
Date of Birth:  11/15/59
---------------------------------------------------------------------------------------------------------------------------------
Emidio Morizio                       Chief         Since 2004      Director and Global Head of Compliance of Credit Suisse;
Credit Suisse Asset Management, LLC  Compliance                    Associated with Credit Suisse since July 2000; Vice President
466 Lexington Avenue                 Officer                       and Director of Compliance of Forstmann-Leff Associates
New York, New York 10017-3140                                      from 1998 to June 2000; Officer of other Credit Suisse Funds
Date of Birth: 09/21/66
---------------------------------------------------------------------------------------------------------------------------------

--------------------------

(3) Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

(4)  Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive
     Officer and President of the Fund. Mr. Kenneally, who previously held these positions, resigned effective July 31, 2005.


                                     - 39 -

---------------------------------------------------------------------------------------------------------------------------------
                                                      Term of
                                     Position(s)     Office(1)
                                      Held with    and Length of
Name, Address and Date of Birth         Funds       Time Served            Principal Occupation(s) During Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
Ajay Mehra                           Chief Legal   Since 2004      Director and Head of Legal Americas Traditional Asset
Credit Suisse Asset                  Officer                       Management and Hedge Funds; Associated with Credit Suisse
Management, LLC                                                    since September 2004; Senior Associate of Shearman &
466 Lexington Avenue                                               Sterling LLP from September 2000 to September 2004; Senior
New York, New York 10017-3140                                      Counsel of the SEC Division of Investment Management from
                                                                   June 1997 to September 2000; Officer of other Credit Suisse
                                                                   Funds
Date of Birth: 08/14/70

---------------------------------------------------------------------------------------------------------------------------------
J. Kevin Gao                         Vice          Since 2004      Director and Legal Counsel of Credit Suisse; Associated with
Credit Suisse Asset Management,      President                     Credit Suisse since July 2003; Associated with the law firm of
LLC                                  and                           Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of
466 Lexington Avenue                 Secretary                     other Credit Suisse Funds
New York, NY  10017-3140
Date of Birth:  10/13/67
---------------------------------------------------------------------------------------------------------------------------------
Robert Rizza                         Assistant     Since 2002      Vice President of Credit Suisse; Associated with Credit Suisse
Credit Suisse Asset Management, LLC  Treasurer                     since 1998; Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York 10017-3140
Date of Birth:  12/09/65
---------------------------------------------------------------------------------------------------------------------------------

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

          As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2005.

------------------------------------------------------------------------------
                                                    Aggregate Dollar Range of
                                                    Equity Securities in all
                                                    Registered Investment
                                                    Companies Overseen by
                       Dollar Range of Equity       Director in Family of
Name of Director       Securities in the Fund*,(1)  Investment Companies*,(1)
------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------
Enrique R. Arzac       A                            E
------------------------------------------------------------------------------
Richard H. Francis     A                            E
------------------------------------------------------------------------------
Jeffrey E. Garten      A                            B
------------------------------------------------------------------------------
Peter F. Krogh         A                            D
------------------------------------------------------------------------------
Steven N. Rappaport    B                            D
------------------------------------------------------------------------------
INTERESTED DIRECTOR
------------------------------------------------------------------------------
Michael E. Kenneally   A                            E
------------------------------------------------------------------------------

---------------

* Key to Dollar Ranges:

     A.   None
     B.   $1 - $10,000
     C.   $10,000 - $50,000
     D.   $50,000 - $100,000
     E.   Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

COMMITTEES AND MEETINGS OF DIRECTORS

          The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Arzac, Francis, Garten, Krogh and Rappaport.

          In accordance with its written charter adopted by the Board, the Audit Committee (a) oversees the scope of the Fund's audit quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls; (b) determines the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) acts as a liaison between the Fund's independent registered public accounting firm and the full Board. The Audit Committee of the Fund met six times during the fiscal year ended December 31, 2005.

          The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee of the Fund met four times during the fiscal year ended December 31, 2005.

          No employee of Credit Suisse, State Street Bank and Trust Company ("State Street"), the Fund's co-administrator, or any of their affiliates receives any compensation from the Fund for acting as an officer or trustee of the Fund. Mr. Kenneally and each Trustee who is not a director, trustee, officer or employee of Credit Suisse, State Street or any of their affiliates receives an annual fee of $750 and $250 for each Board meeting attended by him for his services as a trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives a meeting fee of $250 per fund, and the Chairman of the Audit Committee receives a meeting fee of $325 per fund, for servicing on the Audit Committee.

          Effective January 1, 2006, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,000 per fund and $300 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives a meeting fee of $300 per fund and the chairman of the Audit Committee receives an additional annual fee of $250 per fund for serving on the Audit Committee. The Independent Chairman received an annual fee of $1,000 per fund.

          Mr. Rappaport has informed the Fund that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including Credit Suisse). He indicated that Loanet billed these Creditd Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

DIRECTORS' TOTAL COMPENSATION FOR FISCAL PERIOD ENDED DECEMBER 31, 2005

---------------------------------------------------------------------------------------------------
                                            All Investment Companies in   Total Number of Funds for
                                               the Credit Suisse Fund       Which Director Serves
Name of Director          Large Cap Blend             Complex*               Within Fund Complex
---------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------
Enrique R. Arzac               $1,700                 $134,667                       47
---------------------------------------------------------------------------------------------------
Richard H. Francis             $3,250                  $81,500                       41
---------------------------------------------------------------------------------------------------
Jeffrey E. Garten              $2,500                  $57,250                       40
---------------------------------------------------------------------------------------------------
Peter F. Krogh                 $3,475                  $76,475                       40
---------------------------------------------------------------------------------------------------
James S. Pasman, Jr.*          $3,250                 $117,000                       42
---------------------------------------------------------------------------------------------------
Steven N. Rappaport            $3,325                 $109,200                       47
---------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------
Michael E. Kenneally**          None                    None                         40
---------------------------------------------------------------------------------------------------
William W. Priest***            $438                   $23,453                       47
---------------------------------------------------------------------------------------------------

*    Mr. Pasman retired as a Director effective February 16, 2006.

** Mr. Kenneally is an "interested person" of the Fund and received no compensation from the Fund during the fiscal year ended December 31, 2005, but became eligible to be compensated by the Fund beginning at the first meeting in 2006.

***  Mr. Priest resigned as a Director effective April 15, 2005.


          As of March 31, 2006, Directors and officers as a group, owned of record less than 1% of the Fund's outstanding shares.

PROXY VOTING POLICY

          The Fund has adopted Credit Suisse's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through Credit Suisse's website, www.credit-suisse.com/us and (2) on the SEC's website at
                  ------------------------
http://www.sec.gov.
------------------

PORTFOLIO HOLDINGS

          The Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. The Fund's policies apply to all of the Fund's service providers that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings.

          The Fund's policies and procedures provide that information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund's policies and procedures when the disclosure of such information is considered by the Fund's officers to be consistent with the interests of Fund shareholders.
In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund's officers will seek to resolve any conflict of interest in favor of the Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund's Audit Committee for resolution.

          The Fund's policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

          Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating data regarding such information.
All Portfolio-Related Information will be based on information provided by State Street, as the Fund's co-administrator/accounting agent.

          Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI. The Fund's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

          The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10
                               ------------------------
business days after the end of each month.   The list of holdings as of the end
of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

          The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund. Set forth below is a list, as of April 1, 2006, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

--------------------------------------------------------------------------
            Recipient              Frequency    Delay before dissemination
--------------------------------------------------------------------------
State Street (custodian,          Daily         None
accounting agent, co-
administrator and securities
lending agent)
--------------------------------------------------------------------------
Institutional Shareholder         As necessary  None
Services (proxy voting service
and filing of class action
claims)
--------------------------------------------------------------------------
Interactive Data Corp. (pricing   Daily         None
service)
--------------------------------------------------------------------------
Boston Financial Data             As necessary  None
Services, Inc. ("BFDS")
(transfer agent)
--------------------------------------------------------------------------


          In addition, Portfolio-Related Information may be provided as part of the Fund's ongoing operations to: the Fund's Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund's Independent Directors; broker-dealers in connection with the purchase or sale of portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed and to refrain from trading Fund shares based on the information.

          On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

------------------------------------------------------------------------
Recipient                 Frequency      Delay before dissemination
------------------------------------------------------------------------
Lipper                    Monthly    5th business day of following month
------------------------------------------------------------------------
S&P                       Monthly    2nd business day of following month
------------------------------------------------------------------------
Thomson Financial/Vestek  Quarterly  5th business day of following month
------------------------------------------------------------------------


          The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

          The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund's policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

INVESTMENT ADVISORY AGREEMENTS

          Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017-3140, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

          The Advisory Agreement between the Fund and Credit Suisse has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that Credit

Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Directors who are affiliated persons of Credit Suisse or any of its subsidiaries.

          The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

          Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Fund's Board of Directors in such manner as the Board determine to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

          The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse's reckless disregard of its obligations and duties under the Advisory Agreement.

          The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For its services to the Fund Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets. Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

          For the past three fiscal years ended August 31 and for the fiscal period from September 31, 2004 through December 31, 2004 and December 31, 2005, the Fund paid Credit

Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Fund under the Advisory Agreements as follows:

DECEMBER 31, 2005
-----------------

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
$361,021                    $194,477        $0
-----------------------------------------------------

SEPTEMBER 1, 2004 THROUGH DECEMBER 31, 2004
-------------------------------------------

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
$117,533                    $ 88,441        $0
-----------------------------------------------------

AUGUST 31, 2004
---------------

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
$220,263                    $235,139        $0
-----------------------------------------------------

AUGUST 31, 2003
---------------

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
$0                          $ 66,733     $189,267
-----------------------------------------------------


PORTFOLIO MANAGER DISCLOSURE

PORTFOLIO MANAGERS

          Portfolio Managers' Compensation
          --------------------------------

          Credit Suisse's compensation to the portfolio managers of the Portfolios set forth below includes both a fixed base salary component and bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Portfolio and other accounts managed by a portfolio manager, business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Portfolio, for which the portfolio manager is responsible ("Performance-Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-year) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. The following table sets forth the benchmark used over a one-year period in determining each portfolio manager's Performance-Based Bonus.

------------------------------------------------------------------
PORTFOLIO MANAGER          BENCHMARK             PEER GROUP
------------------------------------------------------------------
Stephen J. Kaszynski  Russell 1000 Value   Lipper Large Cap Value
                      --------------------------------------------
                      Russell 2000 Value   Lipper Small Cap Value
------------------------------------------------------------------
Jeffrey T. Rose       Russell 1000 Growth  Lipper Large Cap Growth
------------------------------------------------------------------
William D. Butler           S&P 500        Lipper Large Cap Core
------------------------------------------------------------------


          A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

          Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

          Potential Conflicts of Interest
          -------------------------------

          It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

          If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

          Ownership in Securities of the Fund
          -----------------------------------

          The information in the following table reflects beneficial ownership by the Portfolio Managers of certain securities.

-----------------------------------------------------------------------------
Name of Portfolio Manager  Dollar Range of Equity Securities in the Fund*,(1)
-----------------------------------------------------------------------------
Jeffrey T. Rose                                  A
-----------------------------------------------------------------------------
William D. Butler                                B
-----------------------------------------------------------------------------
Stephen J. Kaszynski                             A
-----------------------------------------------------------------------------

---------------

* Key to Dollar Ranges:

     A.   None

     B.   $1 - $10,000

     C.   $10,001 - $50,000

     D.   $50,001 - $100,000

     E.   Over $100,000

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

          Registered Investment Companies, Pooled Investment Vehicles and Other
          ---------------------------------------------------------------------
          Accounts Managed
          ----------------

          As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager and the total assets managed within each category as of December 31, 2005.

             Registered Investment   Other Pooled Investment
                  Companies                 Vehicles               Other Accounts


             Number
               of                    Number of                 Number of
Name        Accounts  Total Assets   Accounts   Total Assets   Accounts   Total Assets
Jeffrey T.
Rose               4  $ 425,988,849          7  $ 936,262,008          5  $  63,239,796

William D.
Butler             2  $  72,848,315          5  $ 917,714,545         11  $ 740,660,721


                                     - 50 -

Stephen J.
Kaszynski          7  $ 951,291,958          7  $ 991,203,206         13  $ 494,857,305

          No advisory fee is paid based on performance for any of the accounts listed above.

ADMINISTRATION AGREEMENTS

          CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

          For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.05% of the Fund's average daily net assets. Prior to May 20, 2003, CSAMSI received a fee for the Common shares calculated at an annual rate of 0.05% of the first $125 million in average daily net assets and 0.10 % of the average daily net assets over $125 million, and a fee for the Class A, Class B and Class C shares calculated at the annual rate of 0.10% of the average daily net assets of such class.

          For the past three fiscal years ended August 31 and for the fiscal period from September 1, 2004 through December 31, 2004 and fiscal year ended December 31, 2005, the Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreement as follows:

DECEMBER 31, 2005
=================

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
         37,033                $0           $0
-----------------------------------------------------

SEPTEMBER 1, 2004 THROUGH DECEMBER 31, 2004
===========================================

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
         13,729                $0           $0
-----------------------------------------------------

AUGUST 31, 2004
===============

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
         30,360                $0           $0
-----------------------------------------------------

AUGUST 31, 2003
===============

-----------------------------------------------------
Fees Paid (After Waivers)   Waivers   Reimbursements
-----------------------------------------------------
         4,785                 $0           $0
-----------------------------------------------------

          For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the fiscal years ended August 31, 2003 and 2004, the Fund paid State Street fees under the State Street Co-Administration Agreement of $8,303 and $37,759, respectively. For the fiscal period from September 1, 2004 through December 31, 2004, the Fund paid State Street fees under the State Street Co-Administration Agreement of $18,394. For the fiscal year ended December 31, 2005, the Fund paid State Street fees under the State Street Co-Administration Agreement of $60,332.

          CODE OF ETHICS

          The Fund, Credit Suisse, and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

          The Fund's Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

          CUSTODIAN AND TRANSFER AGENT

          State Street acts as the Fund's custodian and also acts as the custodian for the Fund's foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, and (e) makes periodic reports to the Fund's Board of Directors concerning the Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the Fund's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems Fund shares, (ii) addresses and mails all Fund communications to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

          ORGANIZATION OF THE FUND

          The Fund is a diversified, open-end management investment company.
The Fund was organized as a Maryland corporation on July 31, 1998. On January 1, 2000, the Fund changed its name from "Warburg, Pincus Select Economic Value Equity Fund, Inc." to "Warburg, Pincus Focus Fund, Inc." On March 26, 2001, the Fund changed its name from "Warburg Pincus Focus Fund, Inc." to "Credit Suisse Warburg Pincus Focus Fund, Inc." On December 12, 2001, the Fund further changed its name to "Credit Suisse Select Equity Fund, Inc." On August 8, 2005, the Fund changed its name to "Credit Suisse Large Cap Blend Fund, Inc."

          The Fund's charter authorizes the Fund's Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, one billion shares are designated Institutional shares, one billion shares are designated Advisor shares and one billion each are designated class A, B and C shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          The Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

          The Fund currently has four separate classes of shares: Common shares, Class A shares, Class B shares and Class C shares.

          Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common shares can be purchased only by certain types of investors as outlined in the Common Class Prospectus. Unless the context clearly suggests otherwise, references to the Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.

          Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

          The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund.

          DISTRIBUTION AND SHAREHOLDER SERVICING

          Distributor. CSAMSI serves as distributor of the Fund's shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          Common Shares. The Fund has adopted a Shareholder Servicing and Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. This fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and
(ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and (e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended December 31, 2005, the Fund's Common Class shares paid CSAMSI $7,727 under the Common Shares 12b-1 Plan. For the fiscal year ended August 31, 2004, the Fund's Common Class shares paid CSAMSI $13,010 under the Common Shares 12b-1 Plan. For the fiscal period from September 1, 2004 through December 31, 2004, the Fund's Common Class shares paid CSAMSI $3,072 under the Common Shares 12b-1 Plan.

          The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service

Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, Credit Suisse or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with the Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in the Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse Credit Suisse part of this fee at rates they would normally pay to the transfer agent for providing the services.

          Class A, Class B and Class C Shares. The Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-1 Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Fund to compensate CSAMSI for activities associated with the distribution of these classes of shares.

          The A Shares 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset-based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

          With respect to sales of the Fund's Class B and Class C shares and certain sales of the Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund's Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of March 24, 2006. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.
Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          For the year ended December 31, 2005, the Fund paid CSAMSI under its 12b-1 Plans as follows:

-------------------------------------------------------------
Class A 12b-1 Plan   Class B 12b-1 Plan   Class C 12b-1 Plan
-------------------------------------------------------------
$147,908             $103,819             $14,306
-------------------------------------------------------------

          For the fiscal period from September 1, 2004 through December 31, 2004, the Fund paid CSAMSI under its 12b-1 Plans as follows:

-------------------------------------------------------------
Class A 12b-1 Plan   Class B 12b-1 Plan   Class C 12b-1 Plan
-------------------------------------------------------------
$52,007              $47,397              $6,916
-------------------------------------------------------------

           For the fiscal year ended August 31, 2004, the Fund paid CSAMSI under its 12b-1 Plans as follows:

-------------------------------------------------------------
Class A 12b-1 Plan   Class B 12b-1 Plan   Class C 12b-1 Plan
-------------------------------------------------------------
$104,120             $116,649             $22,035
-------------------------------------------------------------

          During the fiscal year ended December 31, 2005, CSAMSI spent the fees paid under the Fund's A Shares, B Shares, C Shares and Common Shares 12b-1 Plans as follows:

--------------------------------------------------------------
                         Class A   Class B   Class C   Common
--------------------------------------------------------------
Advertising              $      0  $      0  $      0  $     0
--------------------------------------------------------------
Printing and mailing     $  5,503  $    467  $    414  $ 2,169
prospectuses for
promotional purposes
--------------------------------------------------------------
Compensation to broker-  $ 59,120  $ 20,997  $ 12,963  $    59
dealers
--------------------------------------------------------------
People-related and       $ 48,168  $  8,521  $  1,180  $ 2,516
occupancy
--------------------------------------------------------------
Other                    $  3,004  $    158  $     25  $ 2,681
--------------------------------------------------------------

          During the fiscal year ended August 31, 2004, CSAMSI spent the fees paid under the Fund's A Shares, B Shares, C Shares and Common Shares 12b-1 Plans as follows:

--------------------------------------------------------------
                         Class A   Class B   Class C   Common
--------------------------------------------------------------
Advertising              $      0  $      0  $      0  $     0
--------------------------------------------------------------
Printing and mailing     $ 13,575  $  4,411  $  1,574  $ 1,812
prospectuses for
promotional purposes
--------------------------------------------------------------
Compensation to broker-  $ 38,607  $  8,428  $ 17,819  $    92
dealers
--------------------------------------------------------------
People-related and       $ 32,851  $  9,106  $  1,682  $ 3,918
occupancy
--------------------------------------------------------------
Other                    $  4,225  $  3,066  $    560  $ 4,223
--------------------------------------------------------------

          During the fiscal period from September 1, 2004 through December 31, 2004, CSAMSI spent the fees paid under the Fund's A Shares, B Shares, C Shares and Common Shares 12b-1 Plans as follows:

--------------------------------------------------------------
                         Class A   Class B   Class C   Common
--------------------------------------------------------------
Advertising              $      0  $      0  $      0  $     0
--------------------------------------------------------------
Printing and mailing     $  6,008  $  1,060  $    413  $   339
prospectuses for
promotional purposes
--------------------------------------------------------------
Compensation to broker-  $ 19,811  $  6,850  $  5,043  $    24
dealers
--------------------------------------------------------------
People-related and       $ 12,825  $  6,997  $  1,393  $   611
occupancy
--------------------------------------------------------------
Other                    $  2,365  $  1,188  $    230  $ 2,233
--------------------------------------------------------------

          General. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by the Fund's Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Directors"). Any material amendment of any of the Common Shares 12b-1 Plans or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Fund to CSAMSI under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Fund's Board with periodic reports of amounts spent under the Common Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Fund, any applicable sales charges.

          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          COMMON CLASS SHARES. To purchase Common shares directly from Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks will be returned to you and your purchase order will not be processed.

          The Common Class shares of the Fund are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of Credit Suisse, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs, (5) employees of Credit Suisse or its affiliates and current and former Directors or Trustees of funds advised by Credit Suisse or its affiliates, (6) Credit Suisse or its affiliates and (7) any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with Credit Suisse or a third party through which the investment is made. Any Common Class shareholder of the Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

          CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES.

          Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

INITIAL SALES CHARGE - CLASS A

-------------------------------------------------------------------------------
Amount Purchased                  As a % of   As a % of       Commission to
                                    Amount     Offering         Financial
                                   Invested     Price     Representative as a %
                                                            of Offering Price
-------------------------------------------------------------------------------
Less than $50,000                      6.10%       5.75%          5.00%
-------------------------------------------------------------------------------
50,000 to less than $100,000          4.99%       4.75%           4.00%
-------------------------------------------------------------------------------
100,000 to less than $250,000         3.90%       3.75%           3.00%
-------------------------------------------------------------------------------
250,000 to less than $500,000         2.56%       2.50%           2.00%
-------------------------------------------------------------------------------
500,000 to less than $1,000,000       2.04%       2.00%           1.75%
-------------------------------------------------------------------------------
1,000,000 or more                       0*           0            1.00%**
-------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**     The distributor may pay a financial representative a fee as follows:  up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million and up to .25% on purchase amounts over $50 million.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A, Class B or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A, Class B or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B or Class C shares should be read in connection with such firms' material regarding their fees and services.

          Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

     - an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          Initial Sales Charge Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former directors of the Fund, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and employees of the Adviser and of its affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (6) Class B shares that are automatically converted to Class A shares; (7) Class A shares acquired when dividends and distributions are reinvested in the Fund; and (8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

          For the fiscal years ended December 31, 2005, August 31, 2004 and 2003 for the fiscal period from September 1, 2004 through December 31, 2004, CSAMSI was paid commissions or CDSCs for the sale of the Fund's Class A, Class B and Class C shares and retained commissions earned on the sale of the Fund's shares as follows:

----------------------------------------------------------------------
                                                  Class A Commissions
Fiscal Period               Class A Commissions    Retained by CSAMSI
----------------------------------------------------------------------
January 1, 2005 -                  $3,972                 $587
December 31, 2005
----------------------------------------------------------------------
September 1, 2004 -                 $897                  $129
December 31, 2004
----------------------------------------------------------------------
September 1, 2003 - August         $6,440                $3,605
31, 2004
----------------------------------------------------------------------
September 1, 2002 - August        $35,515                $5,685
31, 2003
----------------------------------------------------------------------
September 1, 2001 - August        $28,195                $4,023
31, 2002
----------------------------------------------------------------------

January 1, 2005 - December 31, 2005 Only:
--------------------------------------------
Class           CDSCs Paid   CDSCs Retained
--------------------------------------------
Class A Shares      $0             $0
--------------------------------------------
Class B Shares    $5,813         $5,813
--------------------------------------------
Class C Shares      $47            $47
--------------------------------------------

September 1, 2004 - December 31, 2004 Only:
--------------------------------------------
Class           CDSCs Paid   CDSCs Retained
--------------------------------------------
Class A Shares      $0               $0
--------------------------------------------
Class B Shares    $5,088           $5,088
--------------------------------------------
Class C Shares      $0               $0
--------------------------------------------

September 1, 2003 - August 31, 2004 Only:
--------------------------------------------
Class           CDSCs Paid   CDSCs Retained
--------------------------------------------
Class A Shares      $0              $0
--------------------------------------------
Class B Shares   $23,271         $23,271
--------------------------------------------
Class C Shares    $3,682          $3,682
--------------------------------------------

          REDEMPTIONS

          General.   Shares of the Fund may be redeemed at a redemption price
equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Select Equity Fund, and certain redemptions of Class A shares of the Fund.

          Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          AUTOMATIC CASH WITHDRAWAL PLAN

          An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment.
To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Fund may be subject to a deferred sales charge.

          SPECIAL PROVISIONS APPLICABLE TO SELECT EQUITY FUND CLASS B AND CLASS C SHARES

          The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                       Contingent Deferred Sales
                                     Charge as a Percentage of the
                Year Since Purchase  Lesser of Dollars Invested or
                      Payment Made         Redemption Proceeds
               -------------------  ------------------------------
               First . . . . . . .                4.0%
               Second. . . . . . .                3.0%
               Third . . . . . . .                2.0%
               Fourth. . . . . . .                1.0%
               After Fourth. . . .                0.0%

          For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2005 will be eligible for the second year's charge if redeemed on or after October 1, 2006. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

          The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by Credit Suisse or its affiliates.

          REDEMPTION FEE.

          The Fund imposes a 2.00% redemption fee (short-term trading fee) on Common Class and Class A shares redeemed or exchanged within 30 days from day of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares purchased by investment advisory clients of Credit Suisse or any of its affiliates, wrap fee accounts or to shares acquired by reinvestment of dividends or distributions.

          The Fund's Board approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in a Fund's view, is likely to engage in excessive trading.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge, except for exchanges of Class A, Class B or Class C shares of the Fund. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          The Fund reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

          The Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Fund is intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Fund's efforts to curb market timing may not be entirely successful. In particular, the Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, the Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund by U.S. Persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUND

          The Fund intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings (the "Asset Diversification Requirement") so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

          Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

          As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). The Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, including the income (if any) imputed with respect to investments in zero coupon securities. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, the Fund failed to qualify as a regulated investment company under the Code or failed to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction), which are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.
Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

SPECIAL TAX CONSIDERATIONS

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Fund.

          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          Zero Coupon Securities. The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

          Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by the Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a futures or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when the Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause the Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          Straddles. The options transactions that the Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that the Fund must make in order to avoid the federal excise tax. Furthermore, in determining their investment company taxable income and ordinary income, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to the Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Fund are uncertain which (if any) of these elections they will make.

          Options and Section 1256 Contracts. The writer of a covered put or call option generally does not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the writer generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the writer in determining the capital gain or loss recognized in the resultant sale. However, the Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of the Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that the Fund must make to avoid the federal excise tax.

          The Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

          Swaps. As a result of entering into index swaps, the Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          The tax treatment of many types of credit default swaps is uncertain.

          Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the Asset Diversification Requirement.

          Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, the Fund may elect capital gain or loss treatment for such transactions. Alternatively, the Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general, gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, the Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          Passive Foreign Investment Companies. If the Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund. Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

          Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

          The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

          Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

          TAXATION OF U.S. SHAREHOLDERS

          Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

          Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

          We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

          If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

          Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

          Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

          Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

          Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

          If a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

          TAXATION OF NON-U.S. SHAREHOLDERS

          Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

          In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

          For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

          Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "U.S. real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in "U.S. real property holding corporations." The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

          However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at 250 W. Pratt St., Suite 2100, Baltimore, MD 21201-2304, serves as independent registered public accounting firm for the Fund. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such independent registered public accounting firm given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

                                  MISCELLANEOUS

          As of March 31, 2006, the names, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:

Class                  Name and Address            Percent Owned as of March 31, 2006
------------  -----------------------------------  -----------------------------------
Common Class  Charles Schwab & Co.*                              26.48%
              Special Custody Account for the
              Exclusive Benefit of Customers
              Attn:  Mutual Funds
              101 Montgomery St.
              San Francisco, CA 94104-4122

              Pershing LLC*                                      9.43%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

Class C       Merrill Lynch Pierce Fenner & Smith                33.04%
              Inc.* Building 1 Team A FL 2
              4800 Deer Lake Drive East
              Jacksonville, FL 32246-6486

              Pershing LLC*                                      9.57%
              P.O. Box 2052
              Jersey City, NJ 07303-2052

              William Blair & Co. LLC*                           5.64%
              Delaware Charter Guarantee
              22 West Adams Street
              Chicago, IL 60606-5312

          * The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.

                              FINANCIAL STATEMENTS

          The Fund's audited annual report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. The Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------

          Commercial paper rated A-1 by the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and cover-age ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquid-ity is maintained.

Corporate Bond Ratings
----------------------

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable invest-ment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment character-is-tics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Municipal Note Ratings

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

          "SG" - This designation denotes speculative quality and lack of margins of protection.

          Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ==========

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

                                  INTRODUCTION

          Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

                                     POLICY

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

                             PROXY VOTING COMMITTEE

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For  the  reasons  disclosed  below  under  "Conflicts,"  the  Proxy Voting
     Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

                                    CONFLICTS

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

                                     CONSENT

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

                                  RECORDKEEPING

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These  records  include  the  following:

     -    a  copy  of  the  Policy;
     -    a  copy  of  each  proxy statement received on behalf of CSAM clients;
     -    a  record  of  each  vote  cast  on  behalf  of  CSAM  clients;
     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.
     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

DISCLOSURE

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS

     Adjourn  Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend  Quorum  Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend  Minor  Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change  Date,  Time,  or  Location  of  Annual  Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify  Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

BOARD OF DIRECTORS

     Voting  on  Director  Nominees  in  Uncontested  Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative  Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director  and  Officer  Indemnification  and  Liability  Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling  Vacancies/Removal  of  Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent  Chairman  (Separate  Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority  of  Independent  Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.
          Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term  Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

     Voting  on  Director  Nominees  in  Contested  Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend  Bylaws  without  Shareholder  Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential  Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative  Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     Advance  Notice  Requirements  for  Shareholder  Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend  Bylaws  without  Shareholder  Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison  Pills  (Shareholder  Rights  Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders'  Ability  to  Act  by  Written  Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders'  Ability  to  Call  Special  Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority  Vote  Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING

     Appraisal  Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset  Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset  Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion  of  Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5)
          termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate  Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse  Leveraged  Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation  of  Holding  Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint  Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers  and  Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private  Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged  Bankruptcy  Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse  Stock  Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

     Value  Maximization  Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE

     Adjustments  to  Par  Value  of  Common  Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common  Stock  Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class  Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue  Stock  for  Use  with  Rights  Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive  Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred  Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse  Stock  Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share  Repurchase  Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock  Distributions:  Splits  and  Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking  Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

     Executive  and  Director  Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock  Plans  in  Lieu  of  Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director  Retirement  Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management  Proposals  Seeking  Approval  to  Reprice  Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive  Bonus  Plans  and  Tax  Deductibility  Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee  Stock  Ownership  Plans  (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k)  Employee  Benefit  Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder  Proposals  Regarding  Executive  and  Director  Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based  Option  Proposals

     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock  Option  Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden  and  Tin  Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

                                                        APPENDIX C *

                                        FEE ARRANGEMENT FOR THE SALE OF COMMON CLASS
----------------------------------------------------------------------------------------------------------------------------

DEALER NAME                                  FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S
                                             AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                       0.25%
----------------------------------------------------------------------------------------------------------------------------
ABN-AMRO Inc.                                0.20%
----------------------------------------------------------------------------------------------------------------------------
ADP Broker-Dealer, Inc.                      0.25%
----------------------------------------------------------------------------------------------------------------------------
ADP Clearing & Outsourcing Services, Inc.    Up to 0.25%
----------------------------------------------------------------------------------------------------------------------------
Advantage Capital Corporation                0.30%
----------------------------------------------------------------------------------------------------------------------------
Advisors Clearing Network, Inc.              0.25%
----------------------------------------------------------------------------------------------------------------------------
American General Ret. Services               0.40%
----------------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.          0.40%
----------------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                     0.40%, provided, however, that the fee will be 0.15% with respect to the
                                             Common Class shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco Services
----------------------------------------------------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.          0.20% of equity funds; 0.10% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
Bank of Bermuda Ltd.                         0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                             Global Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.                0.25%
----------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co                          0.35% for qualifying shares; 0.40% for retirement plan shares
----------------------------------------------------------------------------------------------------------------------------
Chicago Trust Co.                            0.20% of equity funds; 0.15% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                      0.25%
----------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.                0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program
----------------------------------------------------------------------------------------------------------------------------
CitiStreet Associates LLC                    0.35% of equity funds; 0.25% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
City National Bank                           0.35% of equity funds; 0.25% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
Dain Rauscher Incorporated                   0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%
----------------------------------------------------------------------------------------------------------------------------
Datalynx                                     0.25%
----------------------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette                  0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions
----------------------------------------------------------------------------------------------------------------------------
Dreyfus Trust Co                             0.25%
----------------------------------------------------------------------------------------------------------------------------
E*Trade Securities                           0.25% of equity funds; 0.20% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
Edgewood Services Inc                        0.25%; 0.35% for investments through Federated Trust Connect Defined
                                             Contribution
----------------------------------------------------------------------------------------------------------------------------
Federated Investors                          0.25%
----------------------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)                 For certain funds:  0.35%/0.25% on average net assets plus 0.20% on net in-
                                             flows to the Funds from the FIIOC plans; for other funds 0.25% on average net assets
----------------------------------------------------------------------------------------------------------------------------
Fiduciary Trust Company                      0.20% of equity funds; 0.15% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
*        This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit
         Suisse Funds. Some of these classes may not be offered by your Fund.


                                      C - 1

----------------------------------------------------------------------------------------------------------------------------

DEALER NAME                                  FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S
                                             AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------
First Union National Bank                    0.40% of equity funds; 0.25% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
FSC Securities Corp.                         0.30%
----------------------------------------------------------------------------------------------------------------------------
Gail Weiss & Associates                      0.25%
----------------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                          0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)
----------------------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC                        0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit
                                             Suisse Funds is $50 million or more
----------------------------------------------------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)              0.25%
----------------------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                        0.30%
----------------------------------------------------------------------------------------------------------------------------
JP Morgan Invest LLC                         0.15%
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers                              0.10% of CS Cash Reserve Fund & 0.10% of CS New York Tax Exempt Fund
----------------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                        0.15% for existing clients or 0.25% for new clients
----------------------------------------------------------------------------------------------------------------------------
Marshall & Ilsley Trust Co., NA              0.30%
----------------------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                     Up to 0.35%
----------------------------------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co.                    0.25%
----------------------------------------------------------------------------------------------------------------------------
Minnesota Mutual                             0.40% of equity funds; 0.25% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter                   0.25%
----------------------------------------------------------------------------------------------------------------------------
National Investor Service Corp               0.35%
----------------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services Inc            Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in
----------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman                           0.10% for Cash Reserve and New York Tax Exempt funds
----------------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                      0.35%
----------------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                    0.40%
----------------------------------------------------------------------------------------------------------------------------
Prudential Investment Management Services,   0.30%
LLC
----------------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc              -  0.20%

                                             -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                             -  0.10% of an investor's total purchase amount (the "Gross Sales") of all
                                                "Qualifying Shares" of the Funds

                                             -  additional payments between 0.02% and 0.05% annually
----------------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.       -  0.20%

                                             -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

                                             -  0.10% of an investor's total purchase amount (the "Gross Sales") of all "Qualifying Shares" of the Funds

                                             -  additional payments between 0.02% and 0.05% annually
----------------------------------------------------------------------------------------------------------------------------
RBC Dain Rauscher Inc                        0.20%
----------------------------------------------------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY                 0.35% of equity funds; 0.25% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------


                                      C - 2

----------------------------------------------------------------------------------------------------------------------------

DEALER NAME                                  FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S
                                             AVERAGE NET ASSETS)
----------------------------------------------------------------------------------------------------------------------------
Resources Trust Company                      0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                             Global Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------
Retirement Financial Services Inc            0.25%
----------------------------------------------------------------------------------------------------------------------------
Royal Alliance Associates                    0.30%
----------------------------------------------------------------------------------------------------------------------------
Sentra Securities                            0.30%
----------------------------------------------------------------------------------------------------------------------------
Spelman & Co.                                0.30%
----------------------------------------------------------------------------------------------------------------------------
Sunamerica Securities                        0.30%
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services             0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                             Global Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of          0.25%
America
----------------------------------------------------------------------------------------------------------------------------
The Vanguard Group                           0.25%
----------------------------------------------------------------------------------------------------------------------------
The Variable Ann. Life Ins Co                0.35%
----------------------------------------------------------------------------------------------------------------------------
UBS Financial Services                       0.30%
----------------------------------------------------------------------------------------------------------------------------
UMB Bank                                     0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of global fixed income fund
----------------------------------------------------------------------------------------------------------------------------
Union Bank of California                     0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of
                                             Global Fixed Income Fund
----------------------------------------------------------------------------------------------------------------------------
USAA Investment Management Co                0.30% of equity funds; 0.20% of fixed income funds
----------------------------------------------------------------------------------------------------------------------------
VALIC                                        0.40%
----------------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                     0.30%
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A.                    0.35%
----------------------------------------------------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services         0.35%
----------------------------------------------------------------------------------------------------------------------------

                                          FEE ARRANGEMENT FOR THE SALE OF ADVISOR CLASS

--------------------------------------------------------------------------------------------------------------------------------

DEALER NAME                             FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE
                                        NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
American General Ret. Services          0.75% except for 0.50% of Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc                0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor
                                        Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the
                                        Clearing Broker other than Invesco Services
--------------------------------------------------------------------------------------------------------------------------------
Ceridian Retirement Services            Standard 12b-1 plus Sub-TA fees: 0.20%
--------------------------------------------------------------------------------------------------------------------------------
First Union National Bank               (i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a)
                                        a change of plan recordkeeper from a party unaffiliated with First Union to First
                                        Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform
--------------------------------------------------------------------------------------------------------------------------------
GoldK                                   0.70% except for 0.50% of Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.
                                        0.75% of equity funds; 0.50% of fixed income funds
--------------------------------------------------------------------------------------------------------------------------------
ICMA-RC Services, LLC                   0.50% for all except Global Fixed Income, Emerging Markets, & Japan Equity; Sub
                                        TA fees 0.20%
--------------------------------------------------------------------------------------------------------------------------------
Marshall & Ilsely Trust Co., NA         Standard 12b-1 plus 0.20% Sub TA
--------------------------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                0.50% and 1% finders fee on the gross of all new contributions
--------------------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                 0.75%
--------------------------------------------------------------------------------------------------------------------------------
PFPC Inc.                               0.75%
--------------------------------------------------------------------------------------------------------------------------------
Prudential Investment Management        0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse Fixed
Services, LLC                           Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc         -  Standard 12b-1 fee, plus;

                                        -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by
                                           Credit Suisse and Raymond James

                                        -  0.10% of an investor's total purchase amount (the "Gross Sales") of all
                                           "Qualifying Shares" of the Funds

                                        -  additional payments between 0.02% and 0.05% annually
--------------------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.  -  Standard 12b-1 fee, plus;

                                        -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by
                                           Credit Suisse and Raymond James

                                        -  0.10% of an investor's total purchase amount (the "Gross Sales") of all
                                           "Qualifying Shares" of the Funds

                                        -  additional payments between 0.02% and 0.05% annually
--------------------------------------------------------------------------------------------------------------------------------


                                      C - 4

--------------------------------------------------------------------------------------------------------------------------------
VALIC                                   0.75% except for 0.50% of Fixed Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Vertical Management Systems             Standard 12b-1 plus 0.15% Sub TA
--------------------------------------------------------------------------------------------------------------------------------

                                      FEE ARRANGEMENT FOR THE SALE OF CLASSES A, B AND C

-----------------------------------------------------------------------------------------------------------------------------

DEALER NAME                             FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S
                                        AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                  In addition to the standard compensation, $6 per Level One account; $12 per
                                        Level Three account; and $6 per Level Four account
-----------------------------------------------------------------------------------------------------------------------------
Ameriprise Financial Services, Inc.     Standard compensation for each class plus additional 0.15%.  In addition, each
                                        Fund pays a one-time set-up fee of $5,000 and an annual maintenance fee of
                                        2,500. Annualized fee in amount of $12.00 for each Fund position in a Matrix level 3 Networking account.
-----------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.           In addition to the standard compensation, $1.50/quarter per network account;
                                        0.10% on gross sales; 0.0125% per quarter on assets (or 0.05% annually)
-----------------------------------------------------------------------------------------------------------------------------
Legg Mason Wood Walker                  Standard compensation plus up to 0.05% of the aggregate value of Fund shares held
-----------------------------------------------------------------------------------------------------------------------------
Linsco Private Ledger                   12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL
-----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley DW Inc.                  -  Standard 12b-1 fee, plus;

                                        -  0.20% of an investor's total purchase amount:  (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-
                                           dealer

                                        -  0.05% per year of the total value of all "Qualifying Shares"
-----------------------------------------------------------------------------------------------------------------------------
National Investor Service Corp          Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter
-----------------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc         -  Standard 12b-1 fee, plus;

                                        -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by
                                           Credit Suisse and Raymond James

                                        -  0.10% of an investor's total purchase amount (the "Gross Sales") of all
                                           "Qualifying Shares" of the Funds

                                        -  additional payments between 0.02% and 0.05% annually
-----------------------------------------------------------------------------------------------------------------------------
Raymond James Financial Services, Inc.  -  Standard 12b-1 fee, plus;

                                        -  $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by
                                           Credit Suisse and Raymond James

                                        -  0.10% of an investor's total purchase amount (the "Gross Sales") of all
                                           "Qualifying Shares" of the Funds

                                        -  additional payments between 0.02% and 0.05% annually
-----------------------------------------------------------------------------------------------------------------------------
Sungard Investment Products Inc.        0.25% for servicing fee plus 0.10% for sub-accounting fee
-----------------------------------------------------------------------------------------------------------------------------
UBS Financial Services                  Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts.  We will be billed for Networking fees at a rate of $12/year per account
-----------------------------------------------------------------------------------------------------------------------------

                                 FEE ARRANGEMENT FOR THE SALE OF CLASS A SHARES WITH LOAD WAIVED

--------------------------------------------------------------------------------------------------------------------------------

DEALER NAME                                                      FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S
                                                                              AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
American General Ret. Services                  0.50%
--------------------------------------------------------------------------------------------------------------------------------
AMVESCAP Retirement, Inc.                       0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco Services
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)                    For certain funds: 0.40% on average net assets plus 0.20% on net in-flows from the FIIOC plans; for other funds: 0.25% of average net assets
--------------------------------------------------------------------------------------------------------------------------------
Fiserv Trust Company                            12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the Distributor or
                                                Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by
                                                Assetmark Investment Services, Inc.
--------------------------------------------------------------------------------------------------------------------------------
GE Financial Trust Company                      The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%
--------------------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                             0.50%
--------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Retirement Plan Services LLC        0.45%
--------------------------------------------------------------------------------------------------------------------------------
Mercer HR Outsourcing LLC                       0.50%
--------------------------------------------------------------------------------------------------------------------------------
MetLife Securities, Inc.                        0.25% and an additional 0.15% for equity funds, and an additional 0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first
                                                3,000,000; 0.50% on $3,000,001 to $50,000,000; 0.25% above $50,000,000
--------------------------------------------------------------------------------------------------------------------------------
National Financial Services                     0.30 + additional  .10 for assets under Retirement FundsNetwork plus Annual
                                                Maintenance fee per Fund (based on December brokerage month end assets.)
                                                4500 (<$2.5 million); $3000 ($2.5 - $5.0 million); and $0 (>$5.0 million.)
--------------------------------------------------------------------------------------------------------------------------------
NYLIM Service Company LLC                       0.40%
--------------------------------------------------------------------------------------------------------------------------------
Pershing                                        Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a)
                                                0.15% of average daily net assets.
--------------------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                         0.50%
--------------------------------------------------------------------------------------------------------------------------------
PFPC Inc.                                       0.50%
--------------------------------------------------------------------------------------------------------------------------------
Prudential Investment Management Services LLC   0.30%
--------------------------------------------------------------------------------------------------------------------------------
Union Bank of California, N.A.                  0.50%
--------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank, NA                               0.50%
--------------------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                        0.30%
--------------------------------------------------------------------------------------------------------------------------------

FEE ARRANGEMENTS WITH MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES
                  --------------------------------------------

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

     -    One-time  account  set-up  fee  of  $50,000.


     -    Class  A,  B  or  C  Shares:
          - A monthly fee of 0.25% of total new gross sales of shares of the Funds;*
          - An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*
          - An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and
          -    An  annual fee of 0.10% on net assets held in the ERISA Accounts.


     -    Class  C  Shares:
          - Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).
          - Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.


     -    Common  Class  (and  certain  Institutional)  Shares:*
          -    An  annual  fee  of  0.10%  on net assets in ERISA Accounts; and,
          - An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).


     - Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):
          - $16 of Processing Fee annually per each position of each Fund in a Plan;
          - A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and
          - With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

                    *The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

FEE ARRANGEMENTS WITH PERSHING

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES
                  --------------------------------------------

     - Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

     - Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

     - Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares:
          (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

     - Under the "FundVest Program," Pershing is paid the following compensation: (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

     - Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

     - With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.
               ---------------------------------------------------

With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

FEE  ARRANGEMENTS  WITHSUNGARD  INSTITUTIONAL  BROKERAGE  INC.

               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.
               ---------------------------------------------------

With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing. As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

FEE  ARRANGEMENTS  WITH  MELLON  BANK,  N.A.

      CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND INC. - PRIME PORTFOLIO
      --------------------------------------------------------------------

Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

FEE ARRANGEMENTS WITH

FIDELITY BROKERAGE SERVICES LLC AND NATIONAL FINANCIAL SERVICES LLC

                                  COMMON CLASS
                                  ------------

     - Start Up Fee: $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

     - CUSIP Addition Fee: $6,000 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment, which are added to the transaction fee program;

          $0.00 per CUSIP not already available on Fidelity's computer system as of the execution date of this amendment which are added to the No Transaction Fee program

     -    Asset Based Fee:

          (a) For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares ("Pre-Participating Assets") and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares. The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as "Participating Assets".

     -    Maintenance Fees:

          (a)  Networking Fees: For each Fund which participates in the NSCC
                                                    ------------
               Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS:

          (i) an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

                 Position Levels*  Per Position Fee (annual)
                 ----------------  --------------------------
                 500,000+          10.00 ($2.50 quarterly)
                 250,000-500,000   11.00 ($2.75 quarterly)
                 0-250,000         12.00 ($3.00 quarterly)

                 *Position levels include all eligible NTF and transaction fee positions

                 Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

          (ii) effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

Or

          (b)  Effective July 1, 2006 - Omnibus Fees for Transaction Fee Funds

          (i) For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

                 Position Levels  Per Position Fee (annual)
                 ---------------  --------------------------
                 500,000+         14.00 ($3.50 quarterly)
                 250,000-500,000  15.00 ($3.75 quarterly)
                 0-250,000        16.00 ($4.00 quarterly)

          (ii) a $500.00 monthly minimum maintenance fee per Fund. NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement). The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period.

Or

          (c)  Effective July 1, 2006 - Omnibus Fees for No Transaction Fee
               Funds

               Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00. NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement). The NTF Monthly Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.